                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                   ECCS, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                   ECCS, INC.
                                ONE SHEILA DRIVE
                         TINTON FALLS, NEW JERSEY 07724

                                                                   July 22, 1996

To Our Stockholders:

     You are most cordially invited to attend the 1996 Annual Meeting of Stockholders of ECCS, Inc. at 9:00 A.M., local time, on Thursday, August 22, 1996, at the offices of the Company, One Sheila Drive, Tinton Falls, New Jersey.

     The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented to the meeting.

     It is important that your shares be represented at this meeting to assure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your stock represented by signing, dating and returning your proxy in the enclosed envelope (which requires no postage if mailed in the United States) as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy.

     Thank you for your continued support.

                                           Sincerely,

                                           Michael E. Faherty
                                           Chairman of the Board

                                   ECCS, INC.
                                ONE SHEILA DRIVE
                         TINTON FALLS, NEW JERSEY 07724

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 22, 1996

     The Annual Meeting of Stockholders (the "Meeting") of ECCS, Inc., a New Jersey corporation (the "Company"), will be held at the offices of the Company, One Sheila Drive, Tinton Falls, New Jersey, on Thursday, August 22, 1996, at 9:00 A.M., local time, for the following purposes:

          (1) For the holders of Common Stock to elect six directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

          (2) For the holders of 6% Cumulative Convertible Preferred Stock, Series B ("Series B Preferred Stock") and 6% Cumulative Convertible Preferred Stock, Series C ("Series C Preferred Stock"), voting as a single class, to elect one director to serve until the next Annual Meeting of Stockholders and until his successor shall have been duly elected and qualified;

          (3) For the holders of Common Stock, Series B Preferred Stock and Series C Preferred Stock to consider and vote upon a proposal to adopt the 1996 Non-Employee Directors Stock Option Plan;

          (4) For the holders of Common Stock, Series B Preferred Stock and Series C Preferred Stock to consider and vote upon a proposal to adopt the 1996 Stock Plan;

          (5) For the holders of Common Stock to ratify the appointment of Ernst & Young LLP as independent auditors for the year ending December 31, 1996; and

          (6) To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

     Holders of Common Stock, Series B Preferred Stock and Series C Preferred Stock of record at the close of business on June 26, 1996 are entitled to notice of and to vote at the Meeting, or any adjournment or adjournments thereof. A complete list of such stockholders will be open to the examination of any stockholder at the Company's principal offices at One Sheila Drive, Tinton Falls, New Jersey 07724 for a period of 10 days prior to the Meeting. The Meeting may be adjourned from time to time without notice other than by announcement at the Meeting. There are two proxies -- WHITE for Common Stock and BLUE for Series B Preferred Stock and Series C Preferred Stock. If you hold both common and preferred stock, both proxies should be completed, dated, signed and returned in the enclosed envelope.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

                                          By Order of the Board of Directors

                                          David J. Sorin
                                          Secretary

Tinton Falls, New Jersey
July 22, 1996

       THE COMPANY'S 1995 ANNUAL REPORT ACCOMPANIES THE PROXY STATEMENT.

                                   ECCS, INC.
                                ONE SHEILA DRIVE
                         TINTON FALLS, NEW JERSEY 07724

                       ---------------------------------

                                PROXY STATEMENT
                       ---------------------------------

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of ECCS, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on Thursday, August 22, 1996 (the "Meeting"), at the offices of the Company, One Sheila Drive, Tinton Falls, New Jersey at 9:00 A.M., local time, and at any adjournment or adjournments thereof. Holders of record of Common Stock, $.01 par value ("Common Stock"), 6% Cumulative Convertible Preferred Stock, Series B, $.01 par value ("Series B Preferred Stock"), and 6% Cumulative Convertible Preferred Stock, Series C, $.01 par value ("Series C Preferred Stock"), as of the close of business on June 26, 1996, will be entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. As of that date, there were 4,333,171 shares of Common Stock, 1,600,000 shares of Series B Preferred Stock and 500,000 shares of Series C Preferred Stock issued and outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on the matters presented to holders of Common Stock at the Meeting. Each share of Series B Preferred Stock is entitled to one vote on the matters presented to holders of Series B Preferred Stock at the Meeting. Each share of Series C Preferred Stock is entitled to one vote on the matters presented to holders of Series C Preferred Stock.

     If proxies in the accompanying forms are properly executed and returned, the Common Stock, Series B Preferred Stock and Series C Preferred Stock represented thereby will be voted in the manner specified therein. If not otherwise specified, the Common Stock represented by the proxies will be voted
(i) FOR the election of six common stock nominees named below as Directors, (ii) FOR the approval of a proposal to adopt the 1996 Non-Employee Directors Stock Option Plan (the "Non-Employee Plan"), (iii) FOR the approval of a proposal to adopt the 1996 Stock Plan (the "Stock Plan"), (iv) FOR the ratification of the appointment of Ernst & Young LLP as independent auditors for the year ending December 31, 1996, and (v) in the discretion of the persons named in the enclosed form of proxy, on any other proposals which may properly come before the Meeting or any adjournment or adjournments thereof. If not otherwise specified, the Series B Preferred Stock and Series C Preferred Stock represented by the proxies will be voted (i) FOR the election of the preferred stock nominee named below as a Director, (ii) FOR the approval of a proposal to adopt the Non-Employee Plan, and (iii) FOR the approval of a proposal to adopt the Stock Plan. Any Stockholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by the Secretary of the Company, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Meeting. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment.

     The presence, in person or by proxy, of holders of Common Stock having a majority of the votes entitled to be cast at the Meeting shall constitute a quorum for matters to be acted upon by holders of Common Stock. The presence, in person or by proxy, of holders of Series B Preferred Stock and Series C Preferred Stock, considered as single class, having a majority of the votes entitled to be cast at the Meeting shall constitute a quorum for the election of the preferred stock nominee as a Director. The presence, in person or by proxy, of holders of each of Series B Preferred Stock and Series C Preferred Stock having 66 2/3% of the votes entitled to be cast at the Meeting shall constitute a quorum for all other matters to be acted upon by holders of Series B Preferred Stock and Series C Preferred Stock. The affirmative vote by the holders of a plurality of the shares of Common Stock, or Series B Preferred Stock and Series C Preferred Stock, as the case may be, represented at the Meeting is required for the election of Directors, provided a quorum is present in person or by proxy. All actions proposed herein to be taken by the Common Stockholders, other than the election of Directors, may be taken upon the affirmative vote of Common Stockholders possessing a majority of the voting power represented at the Meeting, provided a quorum is present in person or by proxy. All actions proposed herein to be taken by the holders of the Series B Preferred Stock and the holders of the Series C Preferred Stock, other than the election of Directors, may be taken upon the affirmative vote of Stockholders possessing
66 2/3% of the
voting power of each series of Preferred Stock represented at the Meeting, provided a quorum is present in person or by proxy.

     Abstentions are included in the shares present at the Meeting for purposes of determining whether a quorum is present, and are counted as a vote against for purposes of determining whether a proposal is approved. Broker non-votes (when shares are represented at the Meeting by a proxy specifically conferring only limited authority to vote on certain matters and no authority to vote on other matters) are included in the determination of the number of shares represented at the Meeting for purposes of determining whether a quorum is present but are not counted for purposes of determining whether a proposal has been approved and thus have no effect on the outcome.

     This Proxy Statement, together with the related proxy card, is being mailed to the Stockholders of the Company on or about July 22, 1996. The Annual Report to Stockholders of the Company for the year ended December 31, 1995, including financial statements (the "Annual Report"), is being mailed together with this Proxy Statement to all Stockholders of record as of June 26, 1996. In addition, the Company has provided brokers, dealers, banks, voting trustees and their nominees, at the Company's expense, with additional copies of the Annual Report so that such record holders could supply such material to beneficial owners as of June 26, 1996.

                             ELECTION OF DIRECTORS

     At the Meeting, seven Directors are to be elected (which number shall constitute the entire Board of Directors of the Company) to hold office until the next Annual Meeting of Stockholders and until their successors shall have been elected and qualified. The holders of Common Stock, voting as a class, will elect six Directors. The holders of Series B Preferred Stock and the holders of the Series C Preferred Stock, voting as a class, will elect one Director.

     It is the intention of the persons named in the enclosed forms of proxy to vote the stock represented thereby, unless otherwise specified in the proxy, for the election as Directors of the persons whose names and biographies appear below. All of the persons whose names and biographies appear below are at present Directors of the Company. In the event any of the nominees should become unavailable or unable to serve as a Director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that the nominees named will be unable to serve if elected. Each of the nominees has consented to being named in this Proxy Statement and to serve if elected.

     The current Board of Directors consists of Michael E. Faherty, Gregg M. Azcuy, Gale E. Aguilar, James K. Dutton, Donald E. Fowler, Gustav H. Koven, III, Frank R. Triolo and Thomas I. Unterberg, each of whom is standing for election except for Mr. Koven. The nominees for election to the Board are as follows:

                                        SERVED AS A                 POSITIONS WITH
           NAME                AGE     DIRECTOR SINCE                 THE COMPANY
- ---------------------------    ---     --------------     -----------------------------------
COMMON STOCK NOMINEES:
Michael E. Faherty             61           1994          Chairman of the Board and Director
Gregg M. Azcuy                 36           1996          President, Chief Executive Officer
                                                            and Director
Gale R. Aguilar                63           1995          Director
James K. Dutton                63           1994          Director
Donald E. Fowler               58           1996          Director
Frank R. Triolo                62           1996          Director
PREFERRED STOCK NOMINEE:
Thomas I. Unterberg            65           1996          Director

     There are no family relationships among any of the Directors, executive officers and key employees of the Company.

     The principal occupations and business experience, for at least the past five years, of each Director and nominee is as follows:

     Mr. Faherty has served as Chairman of the Board of the Company since December 1994. From December 1994 to June 1996, he also served as Chief Executive Officer of the Company. Prior to that, from August 1994 through October 1994, he provided consulting services to the Company. See "Executive Compensation -- Employment Contracts, Termination of Employment and Change-in-Control Arrangements." Since February 1977 to the present, Mr. Faherty has been the principal of MICO, a general business consulting firm. In connection with such consulting business, from January 1992 to January 1994, Mr. Faherty served as President and Chief Executive Officer of Shared Financial Systems, Inc., a worldwide provider of software and consulting services to data processing market segments that utilize on-line transaction processing. Prior to that, also in connection with his consulting business, from February 1989 to June 1992, Mr. Faherty was employed by Intec Corp., a company engaged in the development and sale of hardware and software systems designed to measure online defects, serving as President of such company during such time and, from February 1990, serving as its Chairman. In addition, from December 1992 to the present, Mr. Faherty has been a general partner of Faherty Property Co., a family investment partnership. Mr. Faherty serves as a director of the following publicly held companies: BancTec, Inc.; and Frontier Corporation ("Frontier"). He serves on the compensation and audit committees of BancTec, Inc.

     In August 1995, ALC Communications Corporation ("ALC") merged into Frontier. Mr. Faherty was a director of ALC until the time of such merger and became a director of Frontier upon the consummation of such merger. On April 10 and 11, 1995, three lawsuits were commenced against ALC as a result of its announced merger with Frontier. In two of those actions, each filed in the Court of Chancery, New Castle County, Delaware by Martin Mayers and Mordecai Cohen, respectively, Frontier was named as a defendant, although it has not yet been served with process. The lawsuits purport to be class actions brought on behalf of all ALC stockholders against ALC and its directors. Among other things, the complaints sought to enjoin the merger and/or to obtain an award of damages. On June 9, 1995, the Delaware court consolidated the three cases for all purposes under Mayers v. Irwin, et al., C.A. No. 14196. On July 10, 1995, ALC and its directors answered the consolidated complaint.

     Mr. Azcuy has been a Director of the Company since June 1996. He joined the Company in April 1994 as Executive Vice President, Products Division. In September 1994, he became Acting Chief Operating Officer and, in February 1995, became Vice President and Chief Operating Officer. In December 1995, he became President and Chief Operating Officer. Since June 1996, he has served as President and Chief Executive Officer. Prior to joining the Company, from 1993 to 1994, Mr. Azcuy was International Marketing Manager for Hitachi Data Systems International, a manufacturer of mainframe storage products. From 1991 to 1993, Mr. Azcuy was Vice President, Marketing and Sales, for System Industries, an Open-Systems provider of storage solutions and, prior to that, from 1982, held various managerial and sales positions within System Industries.

     Mr. Aguilar has been a Director of the Company since March 1995. Currently he is President of MITEM Corporation, a software development and publishing company with headquarters in Menlo Park, California. He was formerly President of Aguilar and Associates, a firm specializing in assisting high technology companies with strategy, marketing and business development. Prior to that, he was Executive Vice President of SF2, a company that pioneered the storage technology known as RAID. From 1982 to 1988, Mr. Aguilar served as Senior Vice President of Marketing, Strategy and Corporate Development for Prime Computer. He was with IBM for 27 years holding several executive positions in Sales, Marketing and Development. Mr. Aguilar currently serves as a director of MITEM Corporation.

     Mr. Dutton has been a Director of the Company since August 1994. He is currently a consultant and private investor. From 1991 to May 1994, he was a consultant to and President of Andor America Corporation, a distributor of high end mainframe computer equipment and related software. He was a director of System Industries, Inc. from 1985 to July 1993 and served as Chairman of the Board from March 1992 to July 1993. He is currently a director of Caere Corporation and Network Equipment Technologies, Inc., each a public company.

     Mr. Fowler has been a Director of the Company since June 1996. He is currently President and Chief Executive Officer of Worlds, Inc., a leader in software tools and technology. Prior to that, from 1986 to 1996, Mr. Fowler served as Senior Vice President at Tandem Computers. Prior to that, he held executive positions at Bechtel Group and IBM. He currently serves as Chairman of the President's Cabinet at California Polytechnic State University.

     Mr. Triolo has been a Director of the Company since June 1996. He is currently Chairman of Knowledge Discovery 1, a software and services company. Prior to that, from 1992 to 1994, Mr. Triolo served as a senior officer with AT&T Global Information Solutions (now NCR). From 1985 to 1992, he was a senior officer with Teradata Corporation. Prior to that he was a senior sales executive with Amdahl Corporation.

     Mr. Unterberg has been a Director of the Company since June 1996. Mr. Unterberg is Managing Director of Unterberg Harris, an investment banking firm which serves as the Company's financial advisor. Unterberg Harris was the principal underwriter in the Company's initial public offering in 1993 and acted as placement agent in the Company's private offerings of preferred stock in 1995 and 1996. From 1987 to 1989, Mr. Unterberg was head of Technology Investment Banking at Lehman Brothers. From 1977 to 1986, he was a General Partner, Managing Director and Chairman of L.F. Rothschild, Unterberg, Towbin. He currently serves on the Board of several public companies, including Fractal Design Corp., The AES Corporation, Electronics for Imaging, Inc. and Systems and Computer Technology Corporation.

     Pursuant to Mr. Faherty's employment agreement, as long as Mr. Faherty was serving as Chief Executive Officer of the Company, the Company had to use its diligent efforts to obtain the nomination and election of Mr. Faherty as a Director of the Company. See "Executive Compensation -- Employment Contracts, Termination of Employment and Change-in-Control Arrangements." Mr. Faherty served as Chief Executive Officer of the Company until June 20, 1996.

     Pursuant to the terms of the Company's Restated and Amended Certificate of Incorporation, as amended, the holders of the Series B Preferred Stock and Series C Preferred Stock, acting as a single class, have the right to designate and elect two members of the Board of Directors. Such holders have exercised such right with respect to one seat on the Board of Directors by designating Mr. Unterberg to serve as a member of the Board. Such holders have not yet exercised their right to designate a second member of the Board of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE NOMINEES FOR THE BOARD OF DIRECTORS.

COMMITTEES AND MEETINGS OF THE BOARD

     The Board of Directors has a Compensation, Option and Stock Purchase Plan Committee (the "Compensation and Option Committee"), which approves salaries and certain incentive compensation for top level employees of and consultants to the Company and which makes recommendations about stock option awards to employees of and consultants to the Company; and an Audit Committee, which reviews the results and scope of the audit and other services provided by the Company's independent auditors. The Compensation and Option Committee was organized in June 1995 and combined the duties of the Compensation Committee and the Option Committee. Each of the Compensation and Option Committee and the Audit Committee currently consists of Gale R. Aguilar, James K. Dutton, Donald E. Fowler, Gustav
H. Koven, III, Frank R. Triolo and Thomas I. Unterberg. The Compensation and Option Committee (or its predecessors) held four meetings in 1995. The Audit Committee held two meetings in 1995. There were nine meetings of the Board of Directors in 1995. Each incumbent Director attended at least 75% of the aggregate of the total number of meetings of the Board held during the period for which he was a Director and the total number of meetings held by all Committees on which he served during the period in which he served.

COMPENSATION OF DIRECTORS

     Each of the Company's outside (non-employee) Directors receives compensation of $1,000 per meeting for each regularly-scheduled meeting in which he or she participates, either in person or by telephone. In addition, each of the outside members of the Board who serves on a Committee of the Board receives a $500 fee per meeting for each regularly-scheduled Committee meeting in which such Committee member participates, either by telephone or in person, as long as such Committee meeting or meetings is or are held on a day or days other than the day of a regularly-scheduled Board meeting. If an outside Board member participates in a regularly-scheduled Board meeting or Committee meeting by telephone, such Board member qualifies for the participation fee only if the meeting time exceeds three hours and such Board member has participated for at least such period. Such Board member receives one-half the participation fee if the meeting time exceeds one hour but is not more than three hours and such Board member has participated for at least such period. No participation fee is paid for any conference call other than regularly-scheduled Board or Committee meetings. Pursuant to such arrangement, Messrs. Aguilar, Dutton and Koven, each a current Director and nominee (other than Mr. Koven), received $7,500, $6,500 and $8,500, respectively, in 1995, and Marbeth J. Shay and Michael R. Bruce, each a former Director of the Company, received $5,500 and $1,000, respectively, in 1995. The Company also reimburses each outside Director for his or her reasonable expenses in connection with their attendance at regularly-scheduled meetings of the Board or its Committees.

     In addition, the Company may, from time to time and in the discretion of the Board of Directors, grant options or warrants to Directors. On March 1, 1995, the Company granted to Mr. Aguilar 30,000 options under the Company's Stock Option Plan (the "Plan") at an exercise price of $2 3/8 per share, 1/3 of which were exercisable immediately, with the remaining 20,000 exercisable to the extent of 1/3 on each of the first, second and third anniversary of the date of grant. On May 19, 1995, pursuant to certain anti-dilution and price protection provisions, in connection with the issuance of the Series B Preferred Stock, the 266,601 common stock warrants granted to Mr. Faherty were increased to 298,848 at a purchase price of $1.25 per share. See "Executive
Compensation -- Employment Contracts, Termination of Employment and Change-in-Control Arrangements." On June 20, 1996, the Company granted to each of Messrs. Triolo, Fowler and Unterberg 30,000 options under the Plan at an exercise price of $2 7/8 per share, 1/3 of which are exercisable immediately, with the remaining 20,000 exercisable to the extent of 1/3 on each of the first, second and third anniversary of the date of grant.

     The Board of Directors has adopted, and is submitting to Stockholders for approval, the Non-Employee Plan. Under the terms of the Non-Employee Plan, each non-employee Director who first becomes a member of the Board after the approval of the Non-Employee Plan by the Stockholders of the Company, shall be automatically granted, on the date such person becomes a member of the Board, an option to purchase 30,000 shares of the Common Stock. In addition, each non-employee Director who is a member of the Board on the first trading day of each year shall be automatically granted on such date, without further action by the Board, an option to purchase 5,000 shares of the Common Stock. See "Proposal To Approve 1996 Non-Employee Directors Stock Option Plan."

                               EXECUTIVE OFFICERS

     The following table identifies the current executive officers of the
Company:

                                                 CAPACITIES IN                  IN CURRENT
          NAME               AGE                 WHICH SERVED                 POSITION SINCE
- -------------------------    ---     -------------------------------------    --------------
Michael E. Faherty           61      Chairman of the Board and Director            1996
Gregg M. Azcuy               36      President, Chief Executive Officer            1996
                                       and Director
Louis J. Altieri             36      Vice President, Finance and                   1995
                                       Administration
Priyan Guneratne             40      Vice President, Operations                    1995

     Mr. Altieri, C.P.A., joined the Company in September 1994 as Controller and became Vice President, Finance and Administration in October 1995. Prior to joining the Company, from October 1991 until August 1994, Mr. Altieri served as corporate controller of Monroe Systems for Business, Inc., an international manufacturer, distributor and service provider of business equipment. Prior to that, from June 1985 until September 1991, he served as corporate controller/treasurer of C.M. Ofray and Sons, Inc. and Lion Ribbon Company, each a manufacturer of novelty ribbons to florists, wholesalers and large retailers.

     Mr. Guneratne joined the Company in 1992 as Director of Manufacturing for the Company's Products Division and later served as Director of Engineering. He became Vice President, Operations in 1995. Prior to joining the Company, from 1986, Mr. Guneratne served in various product and design positions for E-Systems Garland Division, including Program Manager, Engineering Manager and Products Manager. From 1976 through 1986, Mr. Guneratne held various positions in engineering design and development at Unisys Corporation and Raytheon Company.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's Directors, officers and shareholders who beneficially own more than 10% of any class of equity securities of the Company registered pursuant to Section 12 of the Exchange Act to file initial reports of ownership and reports of changes in ownership with respect to the Company's equity securities with the Securities and Exchange Commission (the "SEC"). All reporting persons are required by SEC regulation to furnish the Company with copies of all reports that such reporting persons file with the SEC pursuant to
Section 16(a).

     Based solely on the Company's review of the copies of such forms received by the Company, Marbeth J. Shay, a former officer and Director of the Company, Michael E. Faherty, Chairman of the Company, Gregg M. Azcuy, President and Chief Executive Officer of the Company, Louis J. Altieri, Vice President, Finance and Administration, and Robert J. Liebman and Frank Pinto, each a former officer of the Company, did not report on a timely basis certain 1995 Form 4 transactions.

     In particular, Ms. Shay failed to report on a Form 4 the sale on June 30, 1995 of 18,800 shares indirectly held by her, at a price per share of $2.35. In addition, Ms. Shay failed to report on a Form 4 the sale on July 24, 1995 of 20,100 shares indirectly held by her, at a price per share of $2.39. Such transactions were reported on a Form 5 "Annual Statement of Changes in Beneficial Ownership" which was filed on or before February 14, 1996 with the SEC and with the Nasdaq National Market. Mr. Faherty failed to report on a Form 4 the issuance on May 19, 1995 of warrants to purchase 298,848 shares of Common Stock at an exercise price of $1.25 per share. Such warrants were issued pursuant to the anti-dilution provisions of 266,601 warrants previously issued to Mr. Faherty. Such transaction was reported on a Form 4 which was filed in March 1996 with the SEC and the Nasdaq National Market. Mr. Faherty also failed to report on a Form 4 the purchase of 19,587 shares of Common at a purchase price of $1.36 per share. Such shares were issued in lieu of deferred compensation previously deferred by Mr. Faherty in the first quarter of 1996. Such transaction was reported on a Form 4 which was filed in July 1996 with the SEC and the Nasdaq Small Cap Market. Mr. Azcuy failed to report on a Form 4 the issuance of options to purchase 80,000 shares of Common stock at an exercise price of $2.125 per share. Such transaction was reported on a Form 4 which was filed in April 1995 with the SEC and the Nasdaq National Market. Mr. Azcuy also failed to report on a Form 4 the issuance of options to purchase 113,691 shares of Common stock at an exercise price of $1.25 per share. Such options were issued pursuant to the anti-dilution provisions of the 80,000 options previously issued to Mr. Azcuy. Such transaction was reported on a Form 4 which was filed in March 1996 with the SEC and the Nasdaq National Market. Mr. Altieri failed to report on a Form 4 the issuance of options to purchase 20,000 shares of Common stock at an exercise price of $2.125 per share. Such transaction was reported on a Form 4 which was filed in April 1995 with the SEC and the Nasdaq National Market. Mr. Liebman failed to report on a Form 4 the issuance of options to purchase 20,000 shares of Common stock at an exercise price of $2.125 per share. Such transaction was reported on a Form 4 which was filed in April 1995 with the SEC and the Nasdaq National Market. Mr. Pinto failed to report on a Form 4 the issuance of options to purchase 10,000 shares of Common stock at an exercise price of $2.125 per share. Such transaction was reported on a Form 4 which was filed in April 1995 with the SEC and the Nasdaq National Market.

                             EXECUTIVE COMPENSATION

SUMMARY OF COMPENSATION IN 1995, 1994 AND 1993

     The following Summary Compensation Table sets forth information concerning compensation during the years ended December 31, 1995, 1994 and 1993 for services in all capacities awarded to, earned by or paid to (i) all individuals who served as the Company's Chief Executive Officer during 1995 (one individual), (ii) the individuals who were the most highly compensated executive officers of the Company, other than those serving as the Chief Executive Officer during 1995, whose aggregate cash compensation exceeded $100,000 and who were serving as executive officers at the end of 1995 (two individuals), and (iii) certain additional individuals who would have fallen into category (ii) but for the fact that the individual was not serving as an executive officer at the end of 1995 (two individuals) ((i), (ii) and (iii), collectively, being the "Named Executives").

                           SUMMARY COMPENSATION TABLE

                                                                                   LONG-TERM
                                                   ANNUAL COMPENSATION            COMPENSATION
                                          -------------------------------------   ------------
                                                                      OTHER
                                                                      ANNUAL         AWARDS       ALL OTHER
         NAME AND PRINCIPAL                SALARY         BONUS    COMPENSATION   ------------   COMPENSATION
              POSITION             YEAR     ($)            ($)         ($)         OPTIONS(#)        ($)
                 (A)               (B)      (C)            (D)         (E)            (G)            (I)
  -------------------------------------   --------       -------   ------------   ------------   ------------
  Michael E. Faherty,............. 1995   $117,500(1)    $    --      $   --          32,247(3)    $     --
    Chief Executive Officer        1994      7,307(2)         --          --         266,601(3)          --
                                   1993         --            --          --              --             --
  Gregg M. Azcuy, President....... 1995    150,000            --          --         163,691(5)          --
    and Chief Operating Officer    1994    109,616(4)         --          --          75,000(6)          --
                                   1993         --            --          --              --             --
  Louis J. Altieri, Vice
    President,.................... 1995    107,746            --          --          59,000             --
    Finance and Administration     1994     25,385            --          --           6,000         --
                                   1993         --            --          --              --             --
  Frank Pinto, Jr., Vice
    President,.................... 1995    102,581            --          --          40,000             --
    Sales and Marketing*           1994    100,577            --          --          27,000(7)          --
                                   1993     68,000        10,000          --           6,000             --
  Robert J. Leibman, Vice
    President,.................... 1995    150,022        19,036          --          20,000             --
    Sales*                         1994    147,434        12,058          --          30,000(8)          --
                                   1993    109,615        18,268          --          15,000             --

- ---------------
 *  Not serving in such position at the end of 1995.

(1) Such amount includes $28,846 which was deferred and received as 17,609 shares of restricted Common Stock in lieu of cash during 1996. Such number of shares was calculated using the average market value of the Common Stock for the fourth quarter of 1995 subject to a 39% discount.

(2) Mr. Faherty joined the Company as Chairman and Chief Executive Officer in December 1994. He served as Chief Executive Officer until June 20, 1996. Mr. Faherty's base salary is $125,000. The compensation reported herein as being paid for services rendered as Chief Executive Officer does not include amounts paid to Mr. Faherty by the Company pursuant to a consulting agreement which the Company and Mr. Faherty entered into in August 1994 and which was completed in October 1994. Pursuant to such consulting agreement, Mr. Faherty provided consulting services in 1994 in the amount of $58,580, of which $38,570 was paid during 1994 and $20,010 was paid in 1995. See
    "-- Employment Contracts, Termination of Employment and Change-in-Control Arrangements."

(3) In connection with his employment agreement, Mr. Faherty was granted warrants to purchase 266,601 shares of Common Stock at a purchase price of $1.75 per share, subject to anti-dilution and price protection provisions. Such warrants vest as follows: 20% on December 6, 1994; 5% per month at the end of each month during the first six months of his employment agreement; 25% on the completion of the first fiscal quarter (commencing with the first quarter of 1995) during his employment that the Company achieves positive net income per share; and 25% on December 6, 1995. Pursuant to anti-dilution and price protection provisions contained in such warrants, in connection with a transaction consummated in May 1995, Mr. Faherty was granted warrants to purchase 298,848 shares of Common Stock at a purchase price of $1.25 per share to replace the previous grant of 266,601 warrants. Such anti-dilution and price protection provisions terminated on December 31, 1995. See "-- Employment Contracts, Termination of Employment and Change-in-Control Arrangements."

(4) Mr. Azcuy joined the Company in April 1994. On June 20, 1996, he became President and Chief Executive Officer. Mr. Azcuy's base salary is $175,000.

(5) In February 1995, Mr. Azcuy was granted options to purchase 80,000 shares of Common Stock. Pursuant to anti-dilution and price protection provisions contained in such options, in connection with a transaction consummated in May 1995, Mr. Azcuy was granted options to purchase 113,691 shares of Common Stock at a purchase price of $1.25 per share to replace the previous grant of 80,000 options. Such anti-dilution and price protection provisions terminated on December 31, 1995.

(6) Includes 75,000 options granted in May 1994 which were repriced in October 1994.

(7) Includes 6,000 options granted in April 1993 and 15,000 options granted in January 1994, both of which grants were repriced in October 1994.

(8) Includes 15,000 options granted in March 1993 which were repriced in October 1994.

OPTION AND WARRANT GRANTS IN 1995

     The following table sets forth information concerning individual grants of stock options or warrants made pursuant to the Plan or otherwise during 1995 to each of the Named Executives. The Company has never granted any stock appreciation rights.

                             OPTION GRANTS IN 1995

                                               INDIVIDUAL GRANTS
                           ----------------------------------------------------------
                                     % OF TOTAL                                          POTENTIAL REALIZABLE VALUE
                                      OPTIONS                                              AT ASSUMED ANNUAL RATES
                                     GRANTED TO   EXERCISE      MARKET                   OF STOCK PRICE APPRECIATION
                           OPTIONS   EMPLOYEES    OR BASE      PRICE ON                      FOR OPTION TERM(3)
                           GRANTED   IN FISCAL     PRICE       THE DATE    EXPIRATION   -----------------------------
           NAME            (#)(1)       YEAR       ($/SH)      OF GRANT       DATE                 5%($)      10%($)
            (A)              (B)        (C)         (D)        ($/SH)(2)      (E)        0%($)      (F)        (G)
  -----------------------  -------   ----------   --------     ---------   ----------   -------   --------   --------
  Michael E. Faherty.....   32,247       5.0%     $  1.25 (4)    $1.75       12/6/04    $16,124   $ 51,614   $106,060
  Gregg M. Azcuy.........  113,691      17.7%        1.25 (5)     1.75        2/1/05     56,846    181,971    373,927
                            25,000       3.9%        3.00          N/A      10/26/05      --        47,168    119,527
                            25,000       3.9%        1.50          N/A      12/14/05      --        23,584     59,763
  Louis J. Altieri.......   20,000       3.1%        2.125         N/A        2/1/05      --        26,728     67,732
                            10,000       1.6%        3.00          N/A      10/26/05      --        18,867     47,811
                            29,000       4.5%        1.50          N/A      12/14/05      --        27,357     69,326
  Frank Pinto, Jr. ......   10,000       1.6%        2.125         N/A        2/1/05      --        13,364     33,866
                            30,000       4.7%        3.00          N/A      10/26/05      --        56,601    143,433
  Robert J. Leibman......   20,000       3.1%        2.125         N/A        2/1/05      --        26,728     67,732

- ---------------
(1) An aggregate of 119,000 of such options were granted pursuant to and in accordance with the Plan. Other than the warrants granted to Mr. Faherty, such options become exercisable to the extent of 25% of the options granted on the first anniversary of the date of grant, with an additional 25% of the options granted becoming exercisable on each of the second, third and fourth anniversary of the date of grant. The warrants granted to Mr. Faherty vest as follows: 20% on December 6, 1994; 5% per month at the end of each month during the first six months of his employment agreement; 25% on the completion of the first fiscal quarter (commencing with the first quarter of 1995) during his employment that the Company achieves positive net income per share; and 25% on December 6, 1995. The options terminate on the expiration date, subject to earlier termination on the optionee's death, disability or termination of employment with the Company. Options are not assignable or otherwise transferable except by will or the laws of descent and distribution. In the event of a reorganization of the Company, as defined in the Plan, the Board of Directors may, in its discretion, accelerate the exercise dates of outstanding options. An aggregate of 163,691 of such options were granted outside the Plan. The material terms of such 163,691 options are substantially similar to those options granted under the Plan.

(2) Applicable only to grants which have exercise prices that are less than the market price of the underlying security on the date of grant.

(3) Based on a grant date fair market value equal to the grant date exercise price per share of the applicable option or warrant for each of the Named Executives and assumes no adjustments to the grant date exercise price.

(4) Pursuant to anti-dilution and price protection provisions contained in warrants to purchase 266,601 shares of Common Stock, in connection with a transaction consummated in May 1995, Mr. Faherty was granted warrants to purchase 298,848 shares of Common Stock at a purchase price of $1.25 per share to replace the previous grant of 266,601 warrants. Such anti-dilution and price protection provisions terminated on December 31, 1995.

(5) Of such options, 80,000 were granted on February 1, 1995 at an exercise price of $2.125 per share, 25,000 were granted on October 26, 1995 at an exercise price of $3.00 per share and 25,000 were granted on December 14, 1995 at an exercise price of $1.50 per share. Pursuant to anti-dilution and price protection provisions contained in the options to purchase 80,000 shares of Common Stock granted in February 1995, in connection with a transaction consummated in May 1995, Mr. Azcuy was granted options to purchase 113,691 shares of Common Stock at a purchase price of $1.25 per share to replace the previous grant of 80,000 options. Such anti-dilution and price protection provisions terminated on December 31, 1995.

AGGREGATED OPTION EXERCISES IN 1995 AND YEAR-END OPTION VALUES

     The following table sets forth information concerning each exercise of options during 1995 by each of the Named Executives and the year-end value of unexercised in-the-money options or warrants.

                      AGGREGATED OPTION EXERCISES IN 1995
                           AND YEAR-END OPTION VALUES

                                                                                          VALUE OF
                                                                       NUMBER OF        UNEXERCISED
                                                                      UNEXERCISED       IN-THE-MONEY
                                                                      OPTIONS AT         OPTIONS AT
                                                                        FISCAL             FISCAL
                                                                       YEAR-END           YEAR-END
                                                                          (#)              ($)(1)
                                          SHARES                    ---------------   ----------------
                                        ACQUIRED ON      VALUE       EXERCISABLE/       EXERCISABLE/
                  NAME                  EXERCISE(#)   REALIZED($)    UNEXERCISABLE     UNEXERCISABLE
                  (A)                       (B)           (C)             (D)               (E)
  ------------------------------------  -----------   -----------   ---------------   ----------------
  Michael E. Faherty..................     --            --          224,136/74,712   $112,068/149,424
  Gregg M. Azcuy......................     --            --          18,750/219,941      --(2)/56,846
  Louis J. Altieri....................     --            --            1,500/63,500         --/--(2)
  Frank Pinto, Jr. ...................     --            --            6,750/67,000         --/--(2)
  Robert J. Leibman...................     --            --            7,500/50,000         --/--(2)

- ---------------
(1) Based on a year-end fair market value of $1.75 per share.

(2) None of such options or warrants were "in-the-money" as of December 31, 1995.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
ARRANGEMENTS

     Except as set forth below, there are no employment contracts, termination of employment or change-in-control arrangements with any of the Named Executives.

     On August 29, 1994, the Company entered into a consulting agreement with Mr. Faherty pursuant to which Mr. Faherty provided consulting services to the Company, including, among other things, the review of the Company's operations and the development of a plan to restructure the Company's operations and improve the Company's financial performance. Such consulting services were provided at a rate of $170 per hour, not to exceed $2,000 per day, plus expenses. In connection with the execution of such agreement, Mr. Faherty executed a Consultant's Invention Assignment, Confidential Information and Non-Competition Agreement. Mr. Faherty provided such consulting services in 1994 in the amount of $58,580, of which $38,570 was paid during 1994 and $20,010 in 1995.

     In October 1994, the consulting arrangement ended upon the completion by Mr. Faherty of his consulting assignment. Subsequently, on December 6, 1994, the Company entered into an employment agreement with Mr. Faherty. Pursuant to such agreement, Mr. Faherty served as the Chairman of the Board and Chief Executive Officer, and agreed that a portion of his duties include the recruitment of a President of the Company. Under the agreement, he is entitled to an annual salary of $100,000, such salary to be increased by (i) $25,000 per annum at the first time during Mr. Faherty's employment that the Company obtains equity or debt financing of at least $3,000,000 in gross proceeds (which salary increase was triggered upon the consummation of an accounts receivable financing transaction in the first quarter of 1995) and (ii) $25,000 per annum upon the completion of the first fiscal quarter (commencing with the first quarter of 1995) during Mr. Faherty's employment that the Company achieves positive net income per share. Pursuant to the agreement, as long as Mr. Faherty was serving as the Chief Executive Officer, the Company had to use its diligent efforts to obtain the nomination and election of Mr. Faherty as a Director of the Company. Mr. Faherty served as Chief Executive Officer until June 20, 1996.

     The Company may terminate Mr. Faherty's employment without cause (as such term is defined in Mr. Faherty's employment contract, unless otherwise noted herein) upon action by the Board of Directors, and upon no less than thirty days prior written notice. Mr. Faherty may terminate his employment without cause upon no less than thirty days prior written notice. In the absence of grounds to terminate for cause and in the event that the Company terminated Mr. Faherty's employment before June 6, 1995, the Company had agreed to pay to Mr. Faherty his then current base salary through such date. The Company may terminate Mr. Faherty's employment at any time for cause. In such event, the Company has no further obligations to Mr. Faherty.

     The agreement provided that in the event of any termination of the agreement by the Company without cause during the first six months of employment, the Company was obligated to pay to Mr. Faherty six months' salary (less salary amounts previously paid by the Company during such period). After the expiration of such six-month period, if Mr. Faherty is terminated without cause, the Company must pay 90 days salary. In the event of a Board-approved action likely or intended to lead to a change of control (as such term is defined in Mr. Faherty's employment contract), which Board action includes a severance package for senior managers of the Company, Mr. Faherty has agreed to accept, in lieu of the severance pay described in the preceding sentence, whatever severance package is offered to such senior managers of the Company. If
(i) there is a change of control; (ii) Mr. Faherty is terminated without cause; and (iii) no severance package is offered to senior managers of the Company, the former severance pay provisions continue to apply.

     Pursuant to his employment agreement, Mr. Faherty is eligible to receive bonuses. Except as otherwise provided in the employment agreement, the amount of any such bonuses is solely within the discretion of the Board of Directors of the Company or, if standing, the Compensation Committee thereof. In addition, the Company has agreed to pay to Mr. Faherty (i) $25,000 upon the completion of each fiscal quarter (commencing with the first quarter of 1995) during Mr. Faherty's employment for which the Company achieves positive net income per share, if positive net income per share was not achieved during the previous fiscal quarter, (ii) $40,000 upon the completion of each fiscal quarter during Mr. Faherty's employment for which the Company achieves positive net income per share, if positive net income per share was achieved for the previous fiscal quarter, (iii) $100,000 upon the completion of each fiscal year during Mr. Faherty's employment for which the Company achieves positive net income per share. In no event, however, shall the aggregate bonuses payable for any fiscal year of the Company exceed $150,000.

     In connection with Mr. Faherty's employment agreement, on December 6, 1994, the Company issued warrants to purchase 266,601 shares (the "Warrant Shares") of Common Stock of the Company at a purchase price of $1.75 per share (the fair market value of such shares on the date of issuance), which Warrant Shares vested as follows: 20% on December 6, 1994; 5% per month at the end of each month during the first six months of Mr. Faherty's employment; 25% upon the completion of the first fiscal quarter (commencing with the first quarter of 1995) during Mr. Faherty's employment that the Company achieves positive net income per share; and 25% on December 6, 1995. In the event of a change of control, the Warrant Shares vest immediately prior to the consummation of any such transaction.

     Such warrants contain certain anti-dilution and price protection provisions. In the event that the Company obtains equity financing during Mr. Faherty's employment at a per share price of Common Stock less than the initial exercise price of the Warrant Shares, the exercise price of the Warrant Shares automatically shall be adjusted to an exercise price equal to such lower per share price. The Company also has agreed that in no event will Mr. Faherty hold warrants evidencing ownership of less than 4% of the Common Stock of the Company (on a fully diluted basis) and, if necessary, the Company will issue additional warrants (at the then current exercise prices) in order to maintain such 4% minimum equity participation. The anti-dilution and price protection provisions described in the foregoing two sentences lapsed on December 31, 1995. Pursuant to such anti-dilution and price protection provisions, in connection with a transaction consummated in May 1995, the warrants granted to Mr. Faherty were increased to 298,848 at a purchase price of $1.25 per share. Mr. Faherty's rights to the Warrant Shares are, in his sole discretion, assignable to his family partnership or to a trust or trusts formed for the benefit of his children.

     In the event that the Company is sold within two years from December 6, 1994, the Company must pay, at Mr. Faherty's option and in lieu of all Warrant Shares, a cash fee equal to the product of (i) the price per share paid by the acquiror (or, in the event of an asset transaction, its equivalent), not to exceed 150% of the then current warrant exercise price, and (ii) the total number of shares of Common Stock then outstanding, on a fully diluted basis, multiplied by that number which is equal to Mr. Faherty's percentage ownership of the Company, on a fully diluted basis, represented solely by Mr. Faherty's Warrant Shares less 1%. Notwithstanding the foregoing, if Mr. Faherty's employment with the Company is terminated for cause (such term being defined separately for these purposes in Mr. Faherty's employment agreement) or by his own volition and such termination occurs within six months from December 6, 1994 but prior to the approval by the Board of Directors of the Company of a specific transaction, or the pursuit thereof, which provides for a sale of the Company, Mr. Faherty is not be entitled to any cash fee.

     In connection with the execution of Mr. Faherty's employment agreement, Mr. Faherty agreed to certain confidentiality, non-competition, non-solicitation, non-disclosure and invention assignment provisions.

     In April 1994, the Company also entered into an employment agreement with Frank Pinto, a former officer of the Company and a Named Executive, pursuant to which the Company was not permitted to terminate Mr. Pinto's employment without cause prior to April 5, 1995. Under the agreement, Mr. Pinto was entitled to a salary of $100,000 per annum and was eligible to receive a bonus of up to $30,000 if certain financial milestones were met in 1994. Such financial milestones were not met in 1994. No such amounts were paid or are payable by the Company.

     In February 1995, the Board of Directors of the Company approved a proposal to provide, for a one-year period commencing February 1, 1995, to Gregg Azcuy, Louis J. Altieri, Robert Leibman and Frank Pinto, each a Named Executive, and Priyan Guneratne, Vice President, Operations of the Company, Mark Ish, Director of Engineering of the Company, and Rick Rice, Director of Professional Services of the Company, certain change of control severance and bonus payments. Specifically, the Company has agreed that (i) six months severance will be paid to such persons in the event of certain terminations after a change in control of the Company, and (ii) an incentive bonus will be paid if such persons are still in the employ of the Company at the completion of a change in control, such bonus to be calculated based on the consideration received by the Company in the change of control. In February 1996, the Board of Directors approved a proposal to extend the term of such plan for Messrs. Azcuy, Altieri, Guneratne, Ish and Rice to February 1, 1997. The maximum severance and bonus payments which could be payable to Mr. Azcuy exceeds $100,000. The maximum aggregate severance and bonus payments which could be payable by the Company to all covered employees under such plan currently is approximately $497,000.

     In September 1995, Marbeth J. Shay, a former officer and Director of the Company, resigned from the Board of Directors of the Company. Immediately prior to her resignation, Ms. Shay served as Vice Chairman of the Board. Prior to that, in November 1994, in connection with her retirement from active management of the Company and resignation as an officer of the Company, Ms. Shay had entered into a one-year consulting agreement with the Company pursuant to which she was assisting the Company's management team in transitioning key Company relationships. In consideration therefor, the Company agreed to pay to Ms. Shay $40,000, payable in 12 monthly installments commencing December 29, 1994. All of such amount has been paid by the Company, including payments totaling $36,667 in the year ended December 31, 1995.

     Pursuant to an agreement with the Company, (i) Ms. Shay received salary continuation, at current rates, through March 31, 1995, and, thereafter, is entitled to a maximum of $60,000, payable only out of the net income of the Company, through December 31, 1996; (ii) Ms. Shay, together with her husband, Dr. Shay, a former officer and Director of the Company, received from the Company certain items of personal property valued at $14,800; (iii) Ms. Shay, together with Dr. Shay, was paid rent by the Company in the amount of $1,800 per month for an apartment the Company subleased from Dr. Shay and Ms. Shay from December 15, 1994 through April 30, 1995; and (iv) Ms. Shay was granted certain demand and piggy-back registration rights and certain limited rights to participate in future offerings by the Company.

     Under the Plan, in the event of a reorganization of the Company, as defined in the Plan, the Board of Directors may, in its discretion, accelerate the exercise dates of outstanding options.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation and Option Committee currently is comprised of Gale R. Aguilar, James K. Dutton, Donald E. Fowler, Gustav H. Koven, III, Frank R. Triolo and Thomas I. Unterberg, none of whom was an officer of the Company as of December 31, 1995.

     There are no compensation committee interlocks.

     Prior to her resignation from the Board of Directors, Ms. Shay served on each of the Compensation Committee and the Option Committee (as such committees were then constituted). In connection with the resignation of Ms. Shay and Dr. Shay in 1994, Ms. Shay entered into a one-year consulting agreement with the Company. Pursuant to agreements with the Company, (i) Ms. Shay received salary continuation, at current rates, through March 31, 1995, and, thereafter, is entitled to a maximum of $60,000, payable only out of the net income of the Company, through December 31, 1996; (ii) Ms. Shay, together with her husband, Dr. Shay, a former officer and Director of the Company, received from the Company certain items of personal property valued at $14,800; (iii) Ms. Shay, together with Dr. Shay, was paid rent by the Company in the amount of $1,800 per month for an apartment the Company subleased from Dr. Shay and Ms. Shay from December 15, 1994 through April 30, 1995; and (iv) Ms. Shay was granted certain demand and piggy-back registration rights and certain limited rights to participate in future offerings by the Company. See "-- Employment Contracts, Termination of Employment and Change-in-Control Agreements."

     On August 22, 1994, the Company granted to Mr. Dutton, a current Director and nominee, options to purchase 30,000 shares of Common Stock at an exercise price of $2 7/8. See "Election of Directors -- Directors' Compensation."

     On March 1, 1995, the Company granted to Mr. Aguilar, a current Director and nominee, options to purchase 30,000 shares of Common Stock at an exercise price of $2 3/8. See "Election of Directors -- Directors' Compensation."

     Edison Venture Fund, L.P. ("Edison") is entitled to certain rights with respect to the registration of the shares held by it. Gustav H. Koven, III is a general partner of Edison Partners, L.P. which is the general partner of Edison. Under the terms of the agreement with Edison, if the Company proposes to register any of its securities under the Securities Act of 1933, as amended (the "Act"), Edison or persons who shall become holders of Edison's shares are entitled to include their shares of Common Stock as part of such registration. In addition, Edison or persons who shall become holders of Edison's shares may require the Company to register their shares of Common Stock under the Act. In general, the Company is required to effect registration at its own expense. All of the foregoing registration rights are subject to certain conditions, including the right of a managing underwriter of an offering to place certain conditions on the number of shares to be registered.

PERFORMANCE GRAPH

     The following graph compares the cumulative total shareholder return on the Company's Common Stock with the cumulative total return on the Nasdaq Composite Index and the Dow Jones Computer Industry Group Index (capitalization weighted) for the period beginning on the date on which the SEC declared effective the Company's Form 8-A Registration Statement pursuant to Section 12 of the Exchange Act, and ending on the last day of the Company's last completed fiscal year.

                 COMPARISON OF CUMULATIVE TOTAL RETURN(1)(2)(3)
                 AMONG THE COMPANY, THE NASDAQ COMPOSITE INDEX
                AND THE DOW JONES COMPUTER INDUSTRY GROUP INDEX
                           (CAPITALIZATION WEIGHTED)
                                    [GRAPH]

                                                   DOW JONES
                                                   COMPUTER
                                                INDUSTRY GROUP
                                                    INDEX
      MEASUREMENT PERIOD          NASDAQ       (CAPITALIZATION
    (FISCAL YEAR COVERED)     COMPOSITE INDEX      WEIGHTED)       ECCS, INC.
    ---------------------     ---------------   --------------     ----------
           6/14/93                 100.00           100.00           100.00
          12/31/93                 111.54            98.90            75.00
          12/31/94                 107.96            80.04            16.15
          12/31/95                 151.12           171.46            29.17

- ----------
(1) Graph assumes $100 invested on June 14, 1993 in the Company's Common Stock, the Nasdaq Composite Index and the Dow Jones Computer Industry Group Index (capitalization weighted).

(2) Total return assumes reinvestment of dividends.

(3) Year ending December 31.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation and Option Committee has furnished the following report:

     The Company's executive compensation policy is designed to attract and retain highly qualified individuals for its executive positions and to provide incentives for such executives to achieve maximum Company performance by aligning the executives' interest with that of shareholders by basing a portion of compensation on corporate performance.

     The Compensation and Option Committee generally determines base salary levels for executive officers of the Company at or about the start of the fiscal year and determines actual bonuses after the end of the fiscal year based upon Company and individual performance.

     The Company's executive officer compensation program is comprised of base salary, discretionary annual cash bonuses, stock options and various other benefits, including medical insurance and a 401K Plan which are generally available to all employees of the Company.

     Salaries are established in accordance with industry standards through review of publicly available information concerning the compensation of officers of comparable companies. Consideration is also given to relative responsibility and seniority and individual experience and performance. Salary increases are generally made based on increases in the industry for similar companies with similar performance profiles and/or attainment of certain division or Company goals.

     Bonuses are paid on an annual basis and are discretionary. The amount of bonus is based on criteria which are designed to effectively measure a particular executive's attainment of goals which relate to his or her duties and responsibilities as well as overall Company performance. In general, the annual incentive bonus is based on operational and financial results of the Company and focuses on the contribution to these results of a business unit or division, and the executive's individual performance in achieving the results.

     The stock option program is designed to relate executives' and certain middle managers' long-term interests to stockholders' long-term interests. In general, stock option awards are granted on an annual basis if warranted by the Company's growth and profitability. Stock options are awarded on the basis of individual performance and/or the achievement of internal strategic objectives. Certain stock options are subject to forfeiture in the event certain performance goals are not met.

     Based on review of available information, the Committee believes that the current Chief Executive Officer's total annual compensation is reasonable and appropriate given the size, complexity and historical performance of the Company's business, the Company's position as compared to its peers in the industry, and the specific challenges faced by the Company during the year, such as changes in the market for computer products and manufacturers' product lines, as well as variations in prices and distribution channels, and other industry factors. No specific weight was assigned to any of the criteria relative to the Chief Executive Officer's compensation.

     In recognition of the Company's financial difficulties, including, but not limited to, cash flow problems, existing during the period in which the Board of Directors recruited Mr. Faherty as Chairman and Chief Executive Officer, he agreed to accept an initial base salary less than market as reflected in certain compensation surveys for companies of similar size engaged in broadly comparable business activities. As described more fully elsewhere in this proxy statement, his employment agreement provides for increases in base compensation and for bonuses upon successful attainment of certain objectives which, if achieved, would enable him to earn salary and bonus compensation at approximately the statistical mean as set forth in such compensation surveys. Mr. Faherty deferred his salary commencing October 1995. The deferred salary for 1995 was paid to Mr. Faherty in March 1996 in the form of 17,609 shares of restricted Common Stock. The Committee has attempted to heavily weight Mr. Faherty's total compensation package towards potential common stock appreciation incentive by granting to Mr. Faherty warrants to purchase 298,848 shares of Common Stock. Thus, although his initial base salary was below market as reflected in the applicable surveys, Mr. Faherty's compensation plan provides performance dependent opportunities to increase total compensation to the market mean, including potential share appreciation well above the mean.

                                          Compensation, Option and Stock
                                          Purchase Plan Committee Members
                                          (as constituted at year end)

                                          Gale R. Aguilar
                                          James K. Dutton
                                          Gustav H. Koven, III

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     There are, as of June 26, 1996, approximately 69 holders of record of the Company's Common Stock. The following table sets forth certain information, as of June 26, 1996, regarding the beneficial ownership of the Company's Common Stock by (i) each person who is known to the Company to own beneficially more than 5% of the total number of shares of Common Stock outstanding as of such date, (ii) each of the Company's Directors (which includes all nominees) and Named Executives, and (iii) all Directors and current executive officers as a group.

                   NAME AND ADDRESS                          AMOUNT AND NATURE                PERCENT
                OF BENEFICIAL OWNER(1)                   OF BENEFICIAL OWNERSHIP(1)         OF CLASS(2)
- -------------------------------------------------------  --------------------------         -----------
(i) Certain Beneficial Owners:
Marbeth J. Shay and
Joseph L. Shay, Ph.D.
  112 Regents Place
  Ponte Vedra, FL 32082................................           1,213,091(3)                  27.7
Unterberg Harris Private
  Equity Partners, L.P.
  Swiss Bank Tower
  10 East 50th Street
  New York, NY 10022...................................           1,040,488(4)                  20.1
E&M RP Trust
  c/o Edmund Shea
  655 Brea Canyon Road
  Walnut, CA 71789-3010................................             443,696(5)                   9.3
Tiedemann McCabe Global Telecom L.P.
  c/o Jay McCabe
  Tiedemann Bottress
  535 Madison Avenue
  New York, NY 10022...................................             310,364(6)                   6.7
Edison Venture Fund, L.P.
  997 Lenox Drive
  Princeton Pike Corporate Center
  Lawrenceville, NJ 08648..............................             289,575                      6.7
(ii) Directors (which includes all nominees)
     and Named Executives:
Gustav H. Koven, III...................................             289,575(7)                   6.7
James K. Dutton........................................              16,666(8)                     *
Gale R. Aguilar........................................              10,000(9)                     *
Michael E. Faherty.....................................             275,905(10)                  6.0
Frank R. Triolo........................................                  --                       --
Donald E. Fowler.......................................                  --                       --
Thomas I. Unterberg....................................             444,436(11)                  9.3
Gregg M. Azcuy.........................................              47,173(12)                    *
Louis J. Altieri.......................................               6,500(13)                    *
Robert J. Leibman......................................              12,500(14)                    *
Frank Pinto, Jr........................................                  --                       --
(iii) All Directors and current executive officers as a
  group (10 persons)...................................           1,092,005(7)(8)(9)(10)        21.5
                                                                           (11)(12)(13)
                                                                           (14)(15)

- ---------------
  *  Less than one percent.

 (1) Except as set forth in the footnotes to this table and subject to applicable community property law, the persons named in the table have sole voting and investment power with respect to all shares.

 (2) Applicable percentage of ownership is based on 4,333,171 shares of Common Stock outstanding on June 26, 1996, plus the exercise or conversion of applicable securities for each holder.

 (3) Marbeth J. Shay, a former Director and the Vice Chairman of the Board of Directors of the Company, and Joseph L. Shay, Ph.D., former President and Chief Executive Officer, are husband and wife. Includes 576,037 shares of Common Stock held by Ms. Shay and 591,037 shares of Common Stock held by Dr. Shay. Also includes 23,009 and 23,008 shares of Common Stock subject to options held by Ms. Shay and Dr. Shay, respectively, all of which are exercisable. In September 1995, Ms. Shay and Dr. Shay executed a proxy granting to the Secretary of the Company the right to vote in accordance with the vote of a majority of the shares of Common Stock of the Company entitled to vote (excluding shares held by Ms. Shay and Dr. Shay), 50% of the aggregate number of shares of Common Stock owned by Ms. Shay and Dr. Shay, at any time action is to be taken by proxy.

 (4) Includes 765,820 and 274,668 shares of Common Stock issuable upon the conversion of shares of Series B Preferred Stock and Series C Preferred Stock, respectively.

 (5) Includes 177,028 and 266,668 shares of Common Stock issuable upon the conversion of shares of Series B Preferred Stock and Series C Preferred Stock, respectively.

 (6) Includes 177,028 and 133,336 shares of Common Stock issuable upon the conversion of shares of Series B Preferred Stock and Series C Preferred Stock, respectively.

 (7) Includes the shares owned by Edison. Mr. Koven, a Director of the Company, is a general partner of Edison Partners, L.P., which is the sole general partner of Edison, and, as such, shares with the other general partners of Edison Partners, L.P. the power to vote or direct the vote of and to dispose or direct the disposition of the shares owned by Edison. Mr. Koven expressly disclaims beneficial ownership of the shares owned by Edison, except as to his proportionate partnership interest therein.

 (8) Includes 16,666 shares of Common Stock subject to options which are exercisable at June 26, 1996 or which will become exercisable within 60 days of such date.

 (9) Includes 10,000 shares of Common Stock subject to options which are exercisable as of June 26, 1996 or which will become exercisable within 60 days of such date.

(10) Includes 224,136 shares of Common Stock subject to warrants which are exercisable at June 26, 1996 or which will become exercisable within 60 days of such date. Also includes 14,573 shares of Common Stock received in July 1996 in lieu of deferred compensation for the second quarter of 1996.

(11) Includes: 88,514 and 133,336 shares of Common Stock issuable upon the conversion of shares of Series B Preferred Stock and Series C Preferred Stock, respectively; 91,592 and 32,848 shares of Common Stock issuable upon the conversion of shares of Series B Preferred Stock and Series C Preferred Stock, respectively, held by Unterberg Harris Private Equity Partners, L.P.; 327 and 116 shares of Common Stock issuable upon the conversion of shares of Series B Preferred Stock and Series C Preferred Stock, respectively, held by Unterberg Harris Private Equity Partners, C.V.; 17,703 and 13,332 shares of Common Stock issuable upon the conversion of shares of Series B Preferred Stock and Series C Preferred Stock, respectively, held by Unterberg Harris LLC; and 66,668 shares of Common Stock issuable upon the conversion of shares of Series C Preferred Stock held by Bella and Israel Unterberg Foundation 2. Does not include the following shares as to which Mr. Unterberg disclaims beneficial ownership:
     674,228 and 241,820 shares of Common Stock issuable upon the conversion of shares of Series B Preferred Stock and Series C Preferred Stock, respectively, held by Unterberg Harris Private Equity Partners, L.P.; 163,247 and 58,552 shares of Common Stock issuable upon the conversion of shares of Series B Preferred Stock and Series C Preferred Stock, respectively, held by Unterberg Harris Private Equity Partners, C.V.; 70,811 and 53,336 shares of Common Stock issuable upon the conversion of shares of Series B Preferred Stock and Series C Preferred Stock, respectively, held by Unterberg Harris LLC; and 20,000 shares of Common Stock issuable upon the conversion of shares of Series C Preferred Stock held by Unterberg Harris 401(K) Profit Sharing Plan Dated 10/26/90 FBO:
     Robert Matluck, of which Mr. Unterberg is a trustee.

(12) Includes 47,173 shares of Common Stock subject to options which are exercisable at June 26, 1996 or which will become exercisable within 60 days of such date.

(13) Includes 6,500 shares of Common Stock subject to options which are exercisable at June 26, 1996 or which will become exercisable within 60 days of such date.

(14) Includes 12,500 shares of Common Stock subject to options which are exercisable at June 26, 1996 or which will become exercisable within 60 days of such date.

(15) Includes 1,750 shares of Common Stock subject to options which are exercisable as of June 26, 1996 or which will become exercisable within 60 days of such date and which are held by an executive officer not individually listed herein. Does not include shares of Common Stock which the Secretary of the Company is entitled to vote as a result of the proxy granted by Marbeth J. Shay and Joseph L. Shay. See Note 3 above.

SERIES B PREFERRED STOCK

     There are, as of June 26, 1996, ten holders of record of the Company's Series B Preferred Stock. The following table sets forth certain information, as of June 26, 1996, regarding the beneficial ownership of the Company's Series B Preferred Stock by (i) each person who is known to the Company to own beneficially more than 5% of the total number of shares of Series B Preferred Stock outstanding as of such date, (ii) each of the Company's Directors (which includes all nominees) and Named Executives, and (iii) all Directors and current executive officers as a group.

                   NAME AND ADDRESS                          AMOUNT AND NATURE                PERCENT
                OF BENEFICIAL OWNER(1)                   OF BENEFICIAL OWNERSHIP(1)         OF CLASS(2)
- -------------------------------------------------------  --------------------------         -----------
(i) Certain Beneficial Owners:
Unterberg Harris
  Private Equity Partners, L.P.
  Swiss Bank Tower
  10 East 50th Street
  New York, NY 10022...................................            692,160                      43.3
E&M RP Trust
  c/o Edmund Shea
  655 Brea Canyon Road
  Walnut, CA 71789-3010................................            160,000                      10.0
Tiedemann McCabe Global Telecom L.P.
  c/o Jay McCabe
  Tiedemann Bottress
  535 Madison Ave.
  New York, NY 10022...................................            160,000                      10.0
Unterberg Harris
  Private Equity Partners, C.V.
  c/o Administrator N.V.
  NV FIDES
  P.O. Box 4905, Curacao, NV...........................            147,840                       9.2
John Rosenthal
  c/o Burnham Securities
  1325 Avenue of the Americas
  New York, NY 10019...................................            120,000                       7.5
Unterberg Harris LLC
  Swiss Bank Tower
  10 East 50th Street
  New York, NY 10022...................................             80,000                       5.0
George Karfunkel
  c/o American Stock Transfer Co.
  40 Wall Street, 46th Fl.
  New York, NY 10005...................................             80,000                       5.0
(ii) Directors (which includes all nominees)
     and Named Executives:
Gustav H. Koven, III...................................                 --                        --
James K. Dutton........................................                 --                        --

                   NAME AND ADDRESS                          AMOUNT AND NATURE                PERCENT
                OF BENEFICIAL OWNER(1)                   OF BENEFICIAL OWNERSHIP(1)         OF CLASS(2)
- -------------------------------------------------------  --------------------------         -----------
Gale R. Aguilar........................................                 --                        --
Michael E. Faherty.....................................                 --                        --
Frank R. Triolo........................................                 --                        --
Donald E. Fowler.......................................                 --                        --
Thomas I. Unterberg....................................            179,077(3)                   11.2
Gregg M. Azcuy.........................................                 --                        --
Louis J. Altieri.......................................                 --                        --
Robert J. Leibman......................................                 --                        --
Frank Pinto, Jr........................................                 --                        --
(iii) All Directors and current executive officers as a
  group (10 persons)...................................            179,077(3)                   11.2

- ---------------
(1) Except as set forth in the footnotes to this table and subject to applicable community property law, the persons named in the table have sole voting and investment power with respect to all shares.

(2) Applicable percentage of ownership is based on 1,600,000 shares of Series B Preferred Stock outstanding on June 26, 1996.

(3) Includes: 82,782 shares held by Unterberg Harris Private Equity Partners, L.P.; 295 shares held by Unterberg Harris Private Equity Partners, C.V.; and 16,000 shares held by Unterberg Harris LLC. Does not include the following shares as to which Mr. Unterberg disclaims beneficial ownership: 609,378 shares held by Unterberg Harris Private Equity Partners, L.P.; 147,545 shares held by Unterberg Harris Private Equity Partners, C.V.; and 64,000 shares held by Unterberg Harris LLC.

SERIES C PREFERRED STOCK

     There are, as of June 26, 1996, 35 holders of record of the Company's Series C Preferred Stock. The following table sets forth certain information, as of June 26, 1996, regarding the beneficial ownership of the Company's Series C Preferred Stock by (i) each person who is known to the Company to own beneficially more than 5% of the total number of shares of Series C Preferred Stock outstanding as of such date, (ii) each of the Company's Directors (which includes all nominees) and Named Executives, and (iii) all Directors and current executive officers as a group.

                   NAME AND ADDRESS                          AMOUNT AND NATURE                PERCENT
                OF BENEFICIAL OWNER(1)                   OF BENEFICIAL OWNERSHIP(1)         OF CLASS(2)
- -------------------------------------------------------  --------------------------         -----------
(i) Certain Beneficial Owners:
Unterberg Harris
  Private Equity Partners, L.P.
  Swiss Bank Tower
  10 East 50th Street
  New York, NY 10022...................................            68,667                       13.7
E&M RP Trust
  c/o Edmund Shea
  655 Brea Canyon Road
  Walnut, CA 71789-3010................................            66,667                       13.3
Genesis Capital Mgmt.
  120 Broadway
  Suite 7001
  New York, NY 10271...................................            33,334                        6.7
Tiedemann McCabe Global Telecom L.P.
  c/o Jay McCabe
  Tiedemann Bottress
  535 Madison Ave.
  New York, NY 10022...................................            33,334                        6.7

                   NAME AND ADDRESS                          AMOUNT AND NATURE                PERCENT
                OF BENEFICIAL OWNER(1)                   OF BENEFICIAL OWNERSHIP(1)         OF CLASS(2)
- -------------------------------------------------------  --------------------------         -----------
S. Marcus Finkle
  117 AABC, Suite 311
  Aspen, CO 81611......................................            25,000                        5.0
(ii) Directors (which includes all nominees)
     and Named Executives:
Gustav H. Koven, III...................................                --                         --
James K. Dutton........................................                --                         --
Gale R. Aguilar........................................                --                         --
Michael E. Faherty.....................................                --                         --
Frank R. Triolo........................................                --                         --
Donald E. Fowler.......................................                --                         --
Thomas I. Unterberg....................................            61,575(3)                    12.3
Gregg M. Azcuy.........................................                --                         --
Louis J. Altieri.......................................                --                         --
Robert J. Leibman......................................                --                         --
Frank Pinto, Jr........................................                --                         --
(iii) All Directors and current executive officers as a
  group (10 persons)...................................            61,575(3)                    12.3

- ---------------
(1) Except as set forth in the footnotes to this table and subject to applicable community property law, the persons named in the table have sole voting and investment power with respect to all shares.

(2) Applicable percentage of ownership is based on 500,000 shares of Series C Preferred Stock outstanding on June 26, 1996.

(3) Includes: 8,212 shares held by Unterberg Harris Private Equity Partners, L.P.; 29 shares held by Unterberg Harris Private Equity Partners, C.V.; 3,333 shares held by Unterberg Harris LLC; and 16,667 shares held by Bella and Israel Unterberg Foundation 2. Does not include the following shares as to which Mr. Unterberg disclaims beneficial ownership: 60,455 shares held by Unterberg Harris Private Equity Partners, L.P.; 14,638 shares held by Unterberg Harris Private Equity Partners, C.V.; 13,334 shares held by Unterberg Harris LLC; and 5,000 shares held by Unterberg Harris 401(K) Profit Sharing Plan Dated 10/26/90 FBO: Robert Matluck, of which Mr. Unterberg is a trustee.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Transactions involving Ms. Shay, a member of the Compensation Committee (as then constituted), are reported in "Executive Compensation -- Compensation Committee Interlocks and Insider Participation" and "Executive
Compensation -- Employment Contracts, Termination of Employment and Change-in-Control Arrangements."

     Transactions involving Messrs. Leibman and Pinto, each a former officer of the Company and a Named Executive, are reported in "Executive
Compensation -- Employment Contracts, Termination of Employment and Change-in-Control Agreements."

     Edison is entitled to certain rights with respect to the registration of its shares. See "Executive Compensation -- Compensation Committee Interlocks and Insider Participation."

     Thomas I. Unterberg is Managing Director of Unterberg Harris, an investment banking firm which serves as the Company's financial advisor. In May 1995, Unterberg Harris acted as placement agent in connection with the private placement of 1,600,000 shares of Series B Preferred Stock of the Company. Such shares convert into approximately 1,770,272 shares of Common Stock. As compensation for its services, the Company paid to Unterberg Harris $100,000. In May 1996, Unterberg Harris acted as placement agent in connection with the private placement of 500,000 shares of Series C Preferred Stock of the Company. Such shares convert into approximately 2,000,000 shares of Common Stock. As compensation for its services, the Company paid to Unterberg Harris $150,000.

     The Company has executed indemnification agreements with each of its Directors and executive officers pursuant to which the Company has agreed to indemnify such parties to the full extent permitted by law, subject to certain exceptions, if such party becomes subject to an action because such party is a Director, officer, employee, agent or fiduciary of the Company.

                     PROPOSAL TO APPROVE 1996 NON-EMPLOYEE
                          DIRECTORS STOCK OPTION PLAN

     The Board of Directors has adopted, and is submitting to Stockholders for approval, the 1996 Non-Employee Stock Option Plan (the "Non-Employee Plan"). The Non-Employee Plan was adopted by the Board of Directors on February 23, 1996. The purpose of the Non-Employee Plan is to provide an incentive to encourage investment in the Common Stock of the Company by its Directors. Currently there are 150,000 shares of Common Stock reserved for issuance upon exercise of options granted under the Non-Employee Plan. Shares optioned under the Non-Employee Plan may be either authorized but unissued shares or previously issued shares reacquired by the Company. Shares of Common Stock covered by an unexercised portion of any terminated option may again be subject to options granted under the Non-Employee Plan. Under the terms of the Plan, Messrs. Faherty and Azcuy are ineligible to receive options under such Plan. The Non-Employee Director Plan is administered by the Compensation and Option Committee of the Board of Directors.

     Under the terms of the Non-Employee Plan, each non-employee Director who first becomes a member of the Board after the approval of the Non-Employee Plan by the Stockholders of the Company, shall be automatically granted, on the date such person becomes a member of the Board, an option to purchase 30,000 shares of the Common Stock. In addition, each non-employee Director who is a member of the Board on the first trading day of each year shall be automatically granted on such date, without further action by the Board, an option to purchase 5,000 shares of the Common Stock.

     The exercise price per share of the Common Stock sold under the Non-Employee Plan will be equal to the "fair market value" of a share of Common Stock on the applicable grant date (the "Exercise Date"). The fair market value will be deemed to be (i) the average of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or
(ii) the last reported sale price of the Common Stock on the Nasdaq National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market.

     The Non-Employee Plan is intended to comply with certain requirements of Rule 16b-3 under the Exchange Act, in particular with respect to "disinterested administration" of the Non-Employee Plan by non-participating members of the Board of Directors. As a result, acquisitions of shares of Common Stock pursuant to the Non-Employee Plan complying with the requirements of Rule 16b-3 will not be subject to matching and "short-swing profit recapture" under Section 16(b) of the Exchange Act. Messrs. Aguilar, Dutton, Triolo, Fowler and Unterberg, each a non-employee Director who is eligible to participate in the Non-Employee Plan, have been appointed to the Compensation and Option Committee which will administer the Non-Employee Plan.

     The term of the Non-Employee Plan will extend through February 23, 2006, unless terminated earlier by the Board of Directors. The Board of Directors generally has the right to amend or terminate the Non-Employee Plan without the consent of participants or stockholders, subject to certain exceptions. The numbers of shares of Common Stock which can be purchased pursuant to options under the Non-Employee Plan are subject to adjustment in the event of certain recapitalizations of the Company. Participants' rights pursuant to the Non-Employee Plan are not transferable. Generally, the Company's Board of Directors, without the consent of Stockholders, can terminate or amend the Non-Employee Plan, except that no such action can adversely affect options previously granted and, without Stockholder approval, the Board may not: (i) increase the total amount of Common Stock allocated to the Non-Employee Plan (except for permitted capital adjustments); (ii) change the class of eligible Directors; or (iii) extend the term of the Non-Employee Plan.

     Options to be issued under the Non-Employee Plan will be designated as non-qualified stock options ("NQSOs") which receive no special tax treatment, but are taxed pursuant to Section 83 of Internal Revenue Code of 1986, as amended (the "Code"). Under the provisions of that Section, if an option is granted in connection with the performance of services and has a "readily ascertainable fair market value" at the time of the grant, the optionee will be deemed to have received compensation income in the year of grant in an amount equal to the excess of the fair market value of the option at the time of grant over the amount, if any, paid by the optionee for the option. However, a NQSO generally has a "readily ascertainable fair market value" only when the option is actively traded on an established market and when certain stringent Internal Revenue Code requirements are met.

     If the option does not have a readily ascertainable fair market value at the time of the grant, the option is not included as compensation income at that time. Rather, the optionee realizes compensation income only when the option is exercised, and the optionee has become substantially vested in the shares transferred. The shares are considered to be substantially vested when they are either transferable or not subject to a substantial risk of forfeiture. The amount of income realized is equal to the excess of the fair market value of the shares at the time the shares become substantially vested over the sum of the exercise price plus the amount, if any, paid by the optionee for the option. If a NQSO is exercised through payment of the exercise price by the delivery of Common Stock, to the extent that the number of shares received by the optionee exceeds the number of shares surrendered, ordinary income will be realized by the optionee at that time only in the amount of the fair market value of such excess shares, and the tax basis of such excess shares will be such fair market value.

     Once a NQSO is subject to tax as compensation income, it is treated as an investment option or investment shares and becomes subject to the investment property rules. No gain or loss arises from the exercise of an option that was taxed at the time of grant. When the optionee disposes of the shares acquired pursuant to a NQSO, whether taxed at the time of grant or exercise, or some other terms, the optionee will recognize capital gain or loss equal to the difference between the amount received for the shares and the optionee's basis in the shares.

     Generally, the optionee's basis in the shares will be the exercise price plus the optionee's basis in the option. The optionee's basis in the option is equal to the sum of the compensation income realized at the time of grant or exercise, whichever is applicable, and the amount, if any, paid by the optionee for the option. In the compensatory option context, optionees normally pay nothing for the grant of the option so the basis in the option will usually be the amount of compensation income realized at the time of grant or exercise. Thus, the optionee's basis in the shares will generally be equal to the exercise price of the option plus the amount of compensation income realized by the optionee plus the amount, if any, paid by the optionee for the option. The capital gain or loss will be short-term if the shares are disposed of within one year after the option is exercised, and long-term if the shares are disposed of more than one year after the option is exercised.

     If a NQSO is taxed at the time of grant and expires or lapses without being exercised, the lapse is deemed to be a sale or exchange of the option on the day the option expires and the amount of income realized is zero. The optionee recognizes a capital loss in the amount of the optionee's basis (compensation income realized at the time of the grant plus the amount, if any, paid by the optionee for the option) in the option at the time of the lapse. The loss is short-term or long-term, depending on the optionee's holding period in the option. If a NQSO is not taxed at the time of grant and expires without being exercised, the optionee will have no tax consequences unless the optionee paid for the option. In such case, the optionee would recognize a loss in the amount of the price paid by the optionee for the option.

     The Company is generally entitled to a deductible compensation expense in an amount equivalent to the amount included as compensation income to the optionee. This deduction is allowed in the Company's taxable year in which the income is included as compensation to the optionee. The Company is only entitled to this deduction if the Company deducts and withholds upon the amount included in an employee's compensation.

     The preceding discussion is based upon federal tax laws and regulations in effect on the date of this Proxy Statement, which are subject to change, and upon an interpretation of the relevant sections of the Internal Revenue Code, their legislative histories and the income tax regulations which interpret similar provisions of the Internal Revenue Code. Furthermore, the foregoing is only a general discussion of the federal income tax aspects of the Non-Employee Plan and does not purport to be a complete description of all federal income tax aspects of the Non-Employee Plan. Optionees may also be subject to state and local taxes in connection with the grant or exercise of options granted under the Non-Employee Plan and the sale or other disposition of shares acquired upon exercise of the options. Each optionee receiving a grant of options should consult with his or her personal tax advisor regarding federal, state and local tax consequences of participating in the Non-Employee Plan.

     As of June 26, 1996, the Company had granted no options under the Non-Employee Plan. As of June 26, 1996, the market value of the Common Stock underlying the Non-Employee Plan was $2 7/8 per share.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE NON-EMPLOYEE PLAN.

                      PROPOSAL TO APPROVE 1996 STOCK PLAN

     The Board of Directors has adopted, and is submitting to Stockholders for approval, the 1996 Stock Plan (the "Stock Plan"). The Stock Plan was adopted by the Board of Directors on June 20, 1996. A total of 600,000 shares are reserved for issuance upon the exercise of options and/or stock purchase rights granted under the Stock Plan. Those eligible to receive stock option grants or stock purchase rights under the Stock Plan include employees, non-employee directors and consultants. The Stock Plan is administered by the Compensation and Option Committee, which is comprised solely of outside directors.

     The Compensation and Option Committee determines the nature of the options to be granted, the persons who are to receive options (each a "Grantee"), the number of shares to be subject to each option, the exercise price of the options and the vesting schedule of the options. The Stock Plan provides for the granting of options intended to qualify as incentive stock options ("ISOs") as defined in Section 422 of the Code and NQSOs to key employees of the Company as well as NQSOs to non-employee Directors and consultants who perform services for the Company or its subsidiaries. The exercise price of all ISOs granted under the Stock Plan may not be less than the fair market value of the shares at the time the option is granted. In addition, no ISO may be granted to an employee who owns more than 10% of the total combined voting power of all classes of stock of the Company unless the exercise price as to that employee is at least 110% of the fair market value of the stock at the time of the grant. The exercise price of NQSOs granted under the Stock Plan may not be less than 85% of the fair market value of the shares on the date of grant. No NQSO may be granted to a person who owns more than 10% of the total combined voting power of all classes of stock of the Company unless the exercise price to that person is at least 110% of the fair market value of the stock at the time of the grant. The exercise price must be paid in full at the time an option is exercised, and at the Compensation and Option Committee's discretion, all or part of the exercise price may be paid with previously owned shares or other approved method of payment. No employee may be granted ISOs for shares having an aggregate fair market value greater than $100,000 in any calendar year. Options may be for a period of not more than ten years from the date of grant, provided, however that the term of an ISO granted to an employee who owns more that 10% of the total combined voting power of all classes of stock of the Company may not exceed five years. An option is exercisable as determined by the Compensation and Option Committee. The Stock Plan will terminate on June 20, 2006 and no option may be granted thereafter. If a Grantee's employment terminates on account of disability or death, the Grantee or his estate, as the case may be, may exercise any outstanding option to the extent exercisable on the date of such disability or death, as the case may be, for one year following the termination. If termination is for any other reason, the Grantee may exercise any outstanding option to the extent exercisable on the date of termination for 90 days following such termination. Options are not assignable or otherwise transferable except by will or the laws of descent and distribution and shall be exercisable during the Grantee's lifetime only by the Grantee.

     The Stock Plan also permits the awarding of stock purchase rights at not less than 50% of the fair market value of the shares as of the date offered. The Stock Plan requires the execution of a restricted stock purchase agreement in a form determined by the Compensation and Option Committee. Once a stock purchase right is exercised, the purchaser will have the rights of a Stockholder and will be a Stockholder when the purchase is entered on the Company's records.

     The Stock Plan provides that, in the event of a reorganization, recapitalization, stock split, stock dividend, combination of or reclassification of shares, or any other change in the corporate structure or shares of the Company, the Board of Directors shall make adjustments with respect to the shares that may be issued under the Stock Plan or that are covered by outstanding options, or in the option price per share.

     In the event of the proposed dissolution or liquidation of the Company, unexercised options will terminate immediately prior to the consummation of such proposed action. In the event of a merger of the Company with or into another corporation, unexercised options will be assumed or an equivalent option will be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event that such successor corporation does not agree to assume the option or to substitute an equivalent option, the Board shall, in lieu of such assumption or substitution, provide for the Grantee to have the right to exercise the option to the full extent of all shares underlying such option regardless of vesting provisions prior to the consummation of the transaction.

     The Stock Plan may be amended or discontinued at any time by the Board of Directors without Stockholder approval, but no amendment may be made which would impair the rights of any Grantee under any option previously granted, without the consent of such Grantee. Any such amendment or termination of the Stock Plan shall not affect options already granted unless mutually agreed otherwise between the Grantee and the Board.

FEDERAL INCOME TAX ASPECTS

     (A) ISOS

     Some options to be issued under the Stock Plan will be designated as ISOs and are intended to qualify under Section 422 of the Code. Under the provisions of that Section, the optionee will not be deemed to have received any income at the time an ISO is granted or exercised. However, the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price will generally be treated as an adjustment in computing alternative minimum taxable income for a non-corporate optionee and may subject such optionee to the alternative minimum tax in the year of exercise.

     If the optionee disposes of ISO shares later than two years after the date of grant and one year after the exercise of the ISO, and certain other requirements are met, the gain or loss, if any (i.e., the difference between the amount received for the shares and the exercise price), will be long-term capital gain or loss.

     If the optionee disposes of the shares acquired on exercise of an ISO within two years after the date of grant or within one year after the exercise of the ISO, the disposition will constitute a "disqualifying disposition," and the optionee will have income in the year of the disqualifying disposition equal to the excess of the amount received for the shares over the exercise price. Of that income, the portion equal to the excess of the fair market value of the shares at the time the ISO was exercised over the exercise price will be compensation income, and the balance, if any, will be either short-term capital gain, if the shares are disposed of within one year after the ISO is exercised, or long-term capital gain, if the shares are disposed of more than one year after the ISO is exercised.

     If the optionee disposes of the shares in a disqualifying disposition at a price that is below the fair market value of the shares at the time the ISO was exercised and such disposition is a sale or exchange to an unrelated party, the amount includible as compensation income to the optionee will be limited to the excess of the amount received on the sale or exchange over the exercise price.

     If an ISO is exercised through the payment of the exercise price by the delivery of Common Stock, to the extent that the number of shares received exceeds the number of shares surrendered, such excess shares will possibly be considered as ISO stock with a zero basis.

     The Company is not entitled to a deduction as a result of the grant or exercise of an ISO. If the optionee has compensation income as a result of a disqualifying disposition, the Company will generally have a corresponding deductible compensation expense in an equivalent amount in the taxable year of the Company in which the disqualifying disposition occurs.

     (B) NQSOS

     Some options to be issued under the Stock Plan will be designated as NQSOs which receive no special tax treatment, but are taxed pursuant to Section 83 of the Code. Under the provisions of that Section, if an option is granted to an employee in connection with the performance of services and has a "readily ascertainable fair market value" at the time of the grant, the employee will be deemed to have received compensation income in the year of grant in an amount equal to the excess of the fair market value of the option at the time of grant over the amount, if any, paid by the optionee for the option. However, a NQSO generally has "readily ascertainable fair market value" only when the option is actively traded on an established market and when certain stringent Code requirements are met.

     If the option does not have a readily ascertainable fair market value at the time of the grant, the option is not included as compensation income at that time. Rather, the optionee realizes compensation income only when the option is exercised, and the optionee has become substantially vested in the shares transferred. The shares are considered to be substantially vested when they are either transferable or not subject to a substantial risk of forfeiture. The amount of income realized is equal to the excess of the fair market value of the shares at the time the shares become substantially vested over the sum of the exercise price plus the amount, if any, paid by the optionee for the option.

     If a NQSO is exercised through payment of the exercise price by the delivery of Common Stock, to the extent that the number of shares received by the optionee exceeds the number of shares surrendered, ordinary income will be realized by the optionee at that time only in the amount of the fair market value of such excess shares, and the tax basis of such excess shares will be such fair market value.

     Once a NQSO is subject to tax as compensation income, it is treated as an investment option or investment shares and becomes subject to the investment property rules. No gain or loss arises from the exercise of an option that was taxed at the time of grant. When the optionee disposes of the shares acquired pursuant to a NQSO, whether taxed at the time of grant or exercise, or some other terms, the optionee will recognize capital gain or loss equal to the difference between the amount received for the shares and the optionee's basis in the shares.

     Generally, the optionee's basis in the shares will be the exercise price plus the optionee's basis in the option. The optionee's basis in the option is equal to the sum of the compensation income realized at the time of grant or exercise, whichever is applicable, and the amount, if any, paid by the optionee for the option. In the compensatory option context, optionees normally pay nothing for the grant of the option so the basis in the option will usually be the amount of compensation income realized at the time of grant or exercise. Thus, the optionee's basis in the shares will generally be equal to the exercise price of the option plus the amount of compensation income realized by the optionee plus the amount, if any, paid by the optionee for the option. The capital gain or loss will be short-term if the shares are disposed of within one year after the option is exercised, and long-term if the shares are disposed of more than one year after the option is exercised.

     If a NQSO is taxed at the time of grant and expires or lapses without being exercised, it is treated in the same manner as the lapse of an investment option. The lapse is deemed to be a sale or exchange of the option on the day the option expires and the amount of income realized is zero. The optionee recognizes a capital loss in the amount of the optionee's basis (compensation income realized at the time of the grant plus the amount, if any, paid by the optionee for the option) in the option at the time of the lapse. The loss is short-term or long-term, depending on the optionee's holding period in the option.

     If a NQSO is not taxed at the time of grant and expires without being exercised, the optionee will have no tax consequences unless the optionee paid for the option. In such case, the optionee would recognize a loss in the amount of the price paid by the optionee for the option.

     The Company is generally entitled to a deductible compensation expense in an amount equivalent to the amount included as compensation income to the optionee. This deduction is allowed in the Company's taxable year in which the income is included as compensation to the optionee. The Company is only entitled to this deduction if the Company deducts and withholds upon the amount included in an employee's compensation.

     The preceding discussion is based upon federal tax laws and regulations in effect on the date of this Proxy Statement, which are subject to change, and upon an interpretation of the relevant sections of the Code, their legislative histories and the income tax regulations which interpret similar provisions of the Code. Furthermore, the foregoing is only a general discussion of the federal income tax aspects of the Stock Plan and does not purport to be a complete description of all federal income tax aspects of the Stock Plan. Optionees may also be subject to state and local taxes in connection with the grant or exercise of options granted under the Stock Plan and the sale or other disposition of shares acquired upon exercise of the options. Each employee receiving a grant of options should consult with his or her personal tax advisor regarding federal, state and local tax consequences of participating in the Stock Plan.

     As of June 26, 1996, the Company had granted no options under the Stock Plan. As of June 26, 1996, the market value of the Common Stock underlying the Stock Plan was $2 7/8 per share.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE STOCK
PLAN.

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors of the Company has, subject to Stockholder approval, retained Ernst & Young LLP as independent auditors of the Company for the year ending December 31, 1996. Ernst & Young LLP also served as independent auditors of the Company for 1995. Neither the firm nor any of its members has any direct or indirect financial interest in or any connection with the Company in any capacity other than as independent auditors.

     The Board of Directors recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as the independent auditors of the Company for the year ending December 31, 1996.

     One or more representatives of Ernst & Young LLP is expected to attend the Meeting and have an opportunity to make a statement and/or respond to appropriate questions from Stockholders.

                            STOCKHOLDERS' PROPOSALS

     Stockholders who wish to submit proposals for inclusion in the Company's proxy statement and form of proxy relating to the 1997 Annual Meeting of Stockholders must advise the Secretary of the Company of such proposals in writing by March 25, 1997.

                                 OTHER MATTERS

     The Board of Directors is not aware of any matter to be presented for action at the Meeting other than the matters referred to above and does not intend to bring any other matters before the Meeting. However, if other matters should come before the Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

                                    GENERAL

     The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company, whose notice of meeting is attached to this Proxy Statement, and the entire cost of such solicitation will be borne by the Company.

     In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by Directors, officers and other employees of the Company who will not be specially compensated for these services. The Company will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. The Company will reimburse such persons for their reasonable expenses in connection therewith.

     Certain information contained in this Proxy Statement relating to the occupations and security holdings of Directors and officers of the Company is based upon information received from the individual Directors and officers.

     ECCS, INC. WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1995, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO BUT NOT INCLUDING EXHIBITS, TO EACH OF ITS STOCKHOLDERS OF RECORD ON JUNE 26, 1996, AND TO EACH BENEFICIAL STOCKHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO THE SECRETARY OF THE COMPANY. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

     PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

                                        By Order of the Board of Directors

                                        David J. Sorin,
                                        Secretary

Tinton Falls, New Jersey
July 22, 1996

                                                                Appendix 1



                                   ECCS, INC.

                  1996 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN



         1. Purpose. This Non-Qualified Stock Option Plan, to be known as the 1996 Non-Employee Directors Stock Option Plan (the "Plan"), is intended to promote the interests of ECCS, Inc. (the "Company") by providing an inducement to obtain and retain the services of qualified persons who are not employees or officers of the Company to serve as members of its Board of Directors (the "Board"), each such person hereinafter referred to as a "Non-Employee Director."

         2. Available Shares. The total number of shares of Common Stock, par value $.01 per share, of the Company (the "Common Stock") for which options may be granted under the Plan shall not exceed 150,000 shares, subject to adjustment in accordance with Section 10 of the Plan. Shares subject to the Plan are authorized but unissued shares, or shares that were once issued and subsequently reacquired by the Company. If any options granted under the Plan are surrendered before exercise or lapse without exercise, in whole or in part, the shares reserved therefor shall continue to be available under the Plan.

         3. Administration. The Plan shall be administered by the Board or by a committee appointed by the Board (the "Committee"). In the event the Board fails to appoint or refrains from appointing a Committee, the Board shall have all power and authority to administer the Plan. In such event, the word "Committee" wherever used herein shall be deemed to mean the Board. The Committee shall, subject to the provisions of the Plan, have the power to construe the Plan, to determine all questions hereunder, and to adopt and amend such rules and regulations for the administration of the Plan, as it may deem desirable. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

         4. Automatic Grant of Options. Subject to the availability of shares under the Plan:

                  (a) each Non-Employee Director who first becomes a member of the Board after the approval of the Plan by the Stockholders of the Company, shall be automatically granted, on the date such person becomes a member of the Board, an option to purchase 30,000 shares of the Common Stock; and

                  (b) each Non-Employee Director who is a member of the Board on the first trading day of each year, commencing 1996, shall be automatically granted on such date, without further action by the Board, an option to purchase 5,000 shares of the Common Stock.

         The term "Grant Date" as used hereinafter shall mean, in the case of a grant under Section 4(a), the date the optionee becomes a member of the Board, or, in the case of a grant under Section 4(b), the first trading day of the applicable year.

         The options to be granted under this Section 4 shall be the only options ever to be granted at any such time to such member under the Plan.

         5. Option Price. The purchase price of the stock covered by an option granted pursuant to the Plan shall be 100% of the fair market value of such shares on the Grant Date. The option price will be subject to adjustment in accordance with the provisions of Section 10 of the Plan. For purposes of the Plan, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such option is granted and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market.

         6. Period of Option. Unless sooner terminated in accordance with the provisions of Section 8 of the Plan, an option granted hereunder shall expire on the date which is ten (10) years after the Grant Date.

         7. Vesting of Shares and Non-Transferability of Options. Options granted under the Plan shall not be exercisable until they become vested.

         (a) Options granted under Section 4(a) of the Plan shall vest in the optionee and thus become exercisable in accordance with the following schedule:

         Option Shares Vested                             Date of Vesting
         --------------------                             ---------------
               10,000                                        Grant Date
                5,000                                One year from Grant Date
                5,000                                Two years from Grant Date
                5,000                               Three years from Grant Date
                5,000                                Four years from Grant Date

         The number of shares as to which options may be exercised shall be cumulative, so that once the option shall become exercisable as to any shares it shall continue to be exercisable as to said shares, until expiration or termination of the option as provided in the Plan.

         (b) Options granted under Section 4(b) of the Plan shall vest in the optionee and thus become exercisable in accordance with the following schedule, provided that the optionee has continuously served as a member of the Board through such vesting date, and subject also to Subsection (c) of this Section 7:

         Option Shares Vested                             Date of Vesting
         --------------------                             ---------------
                1,250                                One year from Grant Date
                1,250                                Two years from Grant Date
                1,250                               Three years from Grant Date
                1,250                                Four years from Grant Date

         The number of shares as to which options may be exercised shall be cumulative, so that once the option shall become exercisable as to any shares it shall continue to be exercisable as to said shares, until expiration or termination of the option as provided in the Plan.

                  (c) With respect to options granted under Section 4(b), notwithstanding Subsection (b) of this Section 7, if an optionee attends less than 80% of the Board meetings (whether regular or special) held in any fiscal year (a "Default Year'), then either (i) the optionee shall forfeit his exercise rights with respect to the option installment which vested on the preceding annual vesting date, in proportion to the percentage of Board meetings actually attended by such optionee during the Default Year; or (ii) in the event that the optionee does not own a sufficient number of exercisable options to satisfy the forfeiture obligation described above, the optionee shall forfeit his right to receive the next succeeding annual installment of the option, in proportion to the percentage of Board meetings which the optionee actually attended in the Default Year. By way of illustration, if an optionee attends only 50% of the actual meetings of the Board of Directors (whether regular or special) held in any fiscal year, then the optionee shall forfeit the right to exercise 50% of the option installment which became exercisable on the preceding annual vesting date. If, however, the optionee had already exercised 75% of the preceding option installment, and did not own any additional unexercised options available to satisfy the forfeiture obligation, the optionee would forfeit the remaining 25% of the prior installment, and would also forfeit the right to receive or exercise 25% of the next succeeding annual option installment. Attendance at Board meetings may be in person or via teleconference, or any manner consistent with the Amended Bylaws of the Company or other policy of the Company relating to attendance at Board meetings.

                  (d) Non-transferability. Any option granted pursuant to the Plan shall not be assignable or transferable other than by will or the laws of descent and distribution or pursuant to a domestic relations order and shall be exercisable during the optionee's lifetime only by him or her.

         8. Termination of Option Rights.

                  (a) In the event that an optionee ceases to be a member of the Board by reason of his or her death or permanent disability, any option granted to such optionee shall be immediately and automatically accelerated and become fully vested and all unexercised options shall be exercisable by the optionee (or by the optionee's personal representative, heir or legatee, in the event of death) at any time prior to the scheduled expiration date of the option.

                  (b) In the event any optionee: (i) ceases to be a member of the Board of Directors at the request of the Company; (ii) is removed without cause; or (iii) otherwise does not stand for nomination or re-election as a director of the Company at the request of the Company, then any unexercised options, to the extent not vested at the date of the applicable event, shall immediately terminate and become void, and to the extent any such options are vested at such date, they shall continue to be exercisable for a period of one year from the date of the applicable event; provided, however, that no portion of any option, vested or unvested, may be exercised if the optionee is removed from the Board of Directors for any one of the following reasons: (i) disloyalty, gross negligence, dishonesty or breach of fiduciary duty to the Company; (ii) the commission of an act of embezzlement, fraud or deliberate disregard of the rules or policies of the Company which results in loss, damage or injury to the Company, whether directly or indirectly; (iii) the unauthorized disclosure of any trade secret or confidential information of the Company; (iv) the commission of an act which constitutes unfair competition with the Company or which induces any customer of the Company to breach a contract with the Company; or (v) engages in any conduct or activity on behalf of any organization or entity which is a competitor of the Company (unless such conduct or activity is approved by a majority of the members of the Board of Directors).

         9. Exercise of Option. Subject to the terms and conditions of the Plan and the option agreements, an option granted hereunder shall, to the extent then exercisable, be exercisable in whole or in part by giving written notice to the company by mail or in person addressed to ECCS, Inc., One Sheila Drive, Tinton Falls, New Jersey 07724, Attention: President, or at its then principal executive offices, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares. Payment may be (a) in United States dollars in cash or by check, or (b) consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant's direction at the time of exercise. There shall be no such exercise at any one time as to fewer than one hundred (100) shares or all of the remaining shares then purchasable by the person or persons exercising the option, if fewer than one hundred (100) shares. The Company's transfer agent shall, on behalf of the Company, prepare a certificate or certificates representing such shares acquired pursuant to exercise of the option, shall register the optionee as the owner of such shares on the books of the Company and shall cause the fully executed certificate(s) representing such shares to be delivered to the optionee as soon as practicable after payment of the option price in full. The holder of an option shall not have any rights of a stockholder with respect to the shares covered by the option, except to the extent that one or more certificates for such shares shall be delivered to him or her upon the due exercise of the option.

         10. Adjustments Upon Changes in Capitalization and Other Events. Upon the occurrence of any of the following events, an optionee's rights with respect to options granted to him or her hereunder shall be adjusted as hereinafter provided:

                  (a) Stock Dividends and Stock Splits. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

                  (b) Recapitalization Adjustments. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise, each option granted under the Plan which is outstanding but unvested as of the effective date of such event shall become exercisable in full twenty (20) days prior to the effective date of such event. In the event of a reorganization, recapitalization, merger, consolidation, or any other change in the corporate structure or shares of the Company, to the extent permitted by Rule 16b-3 under the Securities Exchange Act of 1934, as amended, adjustments shall be made in the number and kind of shares authorized by the Plan and in the number of and kind of shares covered by, and the option price of, outstanding options under the Plan, in each case, as necessary to maintain the proportionate interest of the optionee and preserve, without exceeding, the value of such option. Notwithstanding the foregoing, no such adjustments shall be made which would, within the meaning of any applicable provisions of the Internal Revenue Code of 1986, as amended, constitute a modification, extension or renewal of any option or a grant of additional benefits to the holder of an option.

                  (c) Issuance of Securities. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

                  (d) Adjustments. Upon the happening of any of the foregoing events, the class and aggregate number of shares set forth in Section 2 of the Plan that are subject to options which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect such events. The Board shall determine the specific adjustments to be made under this
Section 10 and its determination shall be conclusive.

         11. Restrictions on Issuances of Shares. Notwithstanding the provisions of Sections 4 and 9 of the Plan, the Company shall have no obligation to deliver any certificate or certificates upon exercise of an option until one of the following conditions shall be satisfied:

                  (a) The issuance of shares with respect to which the option has been exercised is, at the time of the issue of such shares, registered under applicable Federal and state securities laws as now in force or hereafter amended; or

                  (b) Counsel for the Company shall have given an opinion that the issuance of such shares is exempt from registration under Federal and state securities laws as now in force or hereafter amended; and that the Company has complied with all applicable laws and regulations with respect thereto, including without limitation, all regulations required by any stock exchange upon which the Company's outstanding Common Stock is then listed.

         12. Legend on Certificates. The certificate representing shares issued pursuant to the exercise of an option granted hereunder shall carry such appropriate legend, and such written instructions shall be given to the Company's transfer agent, as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Securities Act of 1933, as amended, or any state securities laws.

         13. Representation of Optionee. If requested by the Company, the optionee shall deliver to the Company written representations and warranties upon exercise of the option that are necessary to show compliance with Federal and state securities laws, including without limitation, representations and warranties to the effect that a purchase of shares under the option is made for investment and not with a view to their distribution (as that term is used in the Securities Act of 1933, as amended).

         14. Option Agreement. Each option granted under the provisions of the Plan shall be evidenced by an option agreement, which agreement shall be duly executed and delivered on behalf of the Company and by the optionee to whom such option is granted. The option agreement shall contain such terms, provisions and conditions not inconsistent with the Plan as may be determined by the officer executing it.

         15. Termination and Amendment of Plan. The Plan shall terminate on the earlier to occur of February 23, 2006 or at such time as all shares reserved for issuance hereunder (including any amendments hereto) shall have been issued. The Board may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; provided, however, that the Board may not, without approval by the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy and voting on such matter at a meeting, (a) increase the maximum number of shares for which options may be granted under the Plan (except by adjustment pursuant to Section 10), (b) materially modify the requirements as to eligibility to participate in the Plan,
(c) materially increase benefits accruing to option holders under the Plan, or
(d) amend the Plan in any manner which would cause Rule 16b-3 under the Securities Exchange Act of 1934, as amended, to become inapplicable to the Plan; and provided further that the provisions of the Plan specified in Rule 16b-3(c)(2)(ii)(A) (or any successor or amended provision thereto) under the Securities Act of 1934, as amended (including without limitation, provisions as to eligibility, amount, price and timing of awards) may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder. Termination or any modification or amendment of the Plan shall not, without consent of a participant, affect his or her rights under an option previously granted to him or her.

         16. Withholding of Income Taxes. Upon the exercise of an option, the Company, in accordance with Section 3402(a) of the Internal Revenue Code, as amended, may require the optionee to pay withholding taxes in respect of amounts considered to be compensation includible in the optionee's gross income.

         17. Compliance with Regulations. It is the Company's intent that the Plan comply in all respects with Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and any applicable Securities and Exchange commission interpretations thereof. If any provision of the Plan is deemed not to be in compliance with Rule 16b-3, such provision of the Plan shall be null and void.

         18. Governing Law. The validity and construction of the Plan and the instruments evidencing options shall be governed by the laws of the State of New Jersey, without giving effect to the principles of conflicts of law thereof.

         19. Acceleration and Vesting of Option for Business Combinations. Upon any merger, consolidation, sale of all (or substantially all) of the assets of the Company, or a business combination involving the sale or transfer of all (or substantially all) of the capital stock or assets of the Company in which the Company is not the surviving entity, or, if it is the surviving entity, does not survive as an operating going concern in substantially the same line of business, then the options granted under the Plan shall, at the discretion of the Board of Directors of the Company, become fully vested and immediately exercisable by the optionee immediately prior to the consummation of any of the foregoing events.

                                                                Appendix 2




                                   ECCS, INC.

                                 1996 STOCK PLAN


         1. Purposes of the Plan. The purposes of this Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, non-Employee members of the Board and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or non-statutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder. Stock purchase rights may also be granted under the Plan.

         2. Certain Definitions. As used herein, the following definitions shall apply:

                  (a) "Administrator" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

                  (b) "Board" means the Board of Directors of the Company.

                  (c) "Code" means the Internal Revenue Code of 1986, as amended.

                  (d) "Committee" means the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan.

                  (e) "Common Stock" means the Common Stock of the Company.

                  (f) "Company" means ECCS, Inc., a New Jersey corporation.

                  (g) "Consultant" means any person, including an advisor, who is engaged by the Company or any Parent or subsidiary to render services and is compensated for such services, and any director of the Company whether compensated for such services or not.

                  (h) "Continuous Status as an Employee" means the absence of any interruption or termination of the employment relationship by the Company or any Subsidiary. Continuous Status as an Employee shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Board, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) transfers between locations of the Company or between the Company, its Subsidiaries or its successor.

                  (i) "Employee" means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

                  (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (k) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                           (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange for the last market trading day prior to the time of determination as reported in the Wall Street Journal or such other source as the Administrator deems reliable or;

                           (ii) If the Common Stock is quoted on Nasdaq (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Common Stock or;

                           (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

                  (l) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

                  (m) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

                  (n) "Option" means a stock option granted pursuant to the Plan.

                  (o) "Optioned Stock" means the Common Stock subject to an Option.

                  (p) "Optionee" means an Employee or Consultant who receives an Option.

                  (q) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (r) "Plan" means this 1996 Stock Plan.

                  (s) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of stock purchase rights under Section 11 below.

                  (t) "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

                  (u) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 600,000 shares of Common Stock. The shares may be authorized, but unissued, or reacquired Common Stock.

                  If an option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

         4. Administration of the Plan.

                  (a) Procedure.

                           (i) Administration With Respect to Directors and Officers. With respect to grants of Options or stock purchase rights to Employees who are also officers or directors of the Company, the Plan shall be administered by (A) the Board if the Board may administer the Plan in compliance with Rule 16b-3 promulgated under the Exchange Act or any successor thereto ("Rule 16b-3") with respect to a plan intended to qualify thereunder as a discretionary plan, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan.

                           (ii) Multiple Administrative Bodies. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to directors, non-director officers and Employees who are neither directors nor officers.

                           (iii) Administration With Respect to Consultants and Other Employees. With respect to grants of Options or stock purchase rights to Employees who are neither directors nor officers of the Company or to Consultants, the Plan shall be administered by

         (A) the Board, if the Board may administer the Plan in compliance with Rule 16b-3, or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of New Jersey corporate law and applicable securities laws and of the Code (the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

                  (b) Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                           (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(k) of the Plan;

                           (ii) to select the officers, Consultants and Employees to whom Options and stock purchase rights may from time to time be granted hereunder;

                           (iii) to determine whether and to what extent Options and stock purchase rights or any combination thereof, are granted hereunder;

                           (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

                           (v) to approve forms of agreement for use under the Plan;

                           (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation or waiver of forfeiture restrictions regarding any Option or other award and/or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);

                           (vii) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(f) instead of Common Stock;

                           (viii) to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount, if any, of any deemed earnings on any deferred amount during any deferral period);

                           (ix) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted; and

                           (x) to determine the terms and restrictions applicable to stock purchase rights and the Restricted Stock purchased by exercising such stock purchase rights.

                  (c) Effect of Committee's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

         5. Eligibility.

                  (a) Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

                  (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

                  (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

                  (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment or consulting relationship at any time, with or without cause.

         6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 19 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 15 of the Plan.

         7. Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided, however, that in the case of an Incentive Stock Option, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

         8. Option Exercise Price and Consideration.

                  (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

                           (i) In the case of an Incentive Stock Option

                                    (A) granted to an Employee who, at the time
         of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                                    (B) granted to any Employee, the per Share
         exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                           (ii) In the case of a Nonstatutory Stock Option

                                    (A) granted to a person who, at the time of
         the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant.

                                    (B) granted to any person, the per Share
         exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

                  (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the option is exercised, (6) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, (7) by delivering an irrevocable subscription agreement for the Shares which irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (8) any combination of the foregoing methods of payment, or (9) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

         9. Exercise of Option.

                  (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

                           An Option may not be exercised for a fraction of a
Share.

                           An Option shall be deemed to be exercised when
written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

                           Exercise of an Option in any manner shall result in a
decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (b) Termination of Employment. In the event of termination of an Optionee's consulting relationship or Continuous Status as an Employee with the Company (as the case may be), such Optionee may, but only within ninety (90) days (or such other period of time as is determined by the Board, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option and not exceeding ninety (90) days) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

                  (c) Disability of Optionee. Notwithstanding the provisions of
Section 9(b) above, in the event of termination of an Optionee's consulting relationship or Continuous Status as an Employee as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

                  (d) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

                  (e) Rule 16b-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                  (f) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

         10. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. The terms of the Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         11. Stock Purchase Rights.

                  (a) Rights to Purchase. Stock purchase rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer stock purchase rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid (which price shall not be less than 50% of the Fair Market Value of the Shares as of the date of the offer), and the time within which such person must accept such offer, which shall in no event exceed thirty (30) days from the date upon which the Administrator made the determination to grant the stock purchase right. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Administrator.

                  (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Committee may determine.

                  (c) Other Provisions. The Restricted Stock purchase agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock purchase agreements need not be the same with respect to each purchaser.

                  (d) Rights as a Shareholder. Once the stock purchase right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock purchase right is exercised, except as provided in Section 13 of the Plan.

         12. Stock Withholding to Satisfy Withholding Tax Obligations. At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option or stock purchase right, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued upon exercise of the Option, or the Shares to be issued in connection with the stock purchase right, if any, that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

                  All elections by an Optionee to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

                  (a) the election must be made on or prior to the applicable Tax Date;

                  (b) once made, the election shall be irrevocable as to the particular Shares of the Option or Right as to which the election is made;

                  (c) all elections shall be subject to the consent or disapproval of the Administrator;

                  (d) if the Optionee is subject to Rule 16b-3, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                  In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option or stock purchase right is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

         13. Adjustments Upon Changes in Capitalization or Merger. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

                  In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action. In the event of a merger or consolidation of the Company with or into another corporation or the sale of all or substantially all of the Company's assets (hereinafter, a "merger"), the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event that such successor corporation does not agree to assume the Option or to substitute an equivalent option, the Board shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of at least fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger, the Option or right confers the right to purchase, for each Share of stock subject to the Option immediately prior to the merger, the consideration (whether stock, cash, or other securities or property) received in the merger by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger was not solely common stock of the successor corporation or its Parent, the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of the Option, for each Share of stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

         14. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

         15. Amendment and Termination of the Plan.

                  (a) Amendment and Termination. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

                  (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

         16. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

         17. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         18. Agreements. Options and stock purchase rights shall be evidenced by written agreements in such form as the Board shall approve from time to time.

         19. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law.

         20. Information to Optionees. The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

                                   ECCS, INC.
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             OF THE COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS

    The undersigned hereby constitutes and appoints Michael E. Faherty and Gregg
M. Azcuy, and each of them, his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of (i) 6% Cumulative Convertible Preferred Stock, Series B, and (ii) 6% Cumulative Convertible Preferred Stock, Series C, of ECCS, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the offices of the Company, One Sheila Drive, Tinton Falls, New Jersey at 9:00 A.M., local time, on Thursday, August 22, 1996 and at any adjournment or adjournments thereof, upon the following proposal more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).

    This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposals 1, 2 and 3.

    1.  ELECTION OF DIRECTOR.  Nominee: Thomas I. Unterberg

                               / /  VOTE WITHHELD from nominee.

    2. APPROVAL OF PROPOSAL TO ADOPT THE 1996 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN.

               / /  FOR            / /  AGAINST            / /  ABSTAIN

    3.  APPROVAL OF PROPOSAL TO ADOPT THE 1996 STOCK PLAN.

               / /  FOR            / /  AGAINST            / /  ABSTAIN

                  (continued and to be signed on reverse side)

                                             Dated:
                                                   -----------------------------

                                             -----------------------------------
                                                  Signature of Stockholder

                                             -----------------------------------
                                              Signature of Stockholder if held
                                                           jointly

                                                  I will  / /  will not  / /
                                                       attend the meeting

                                             THIS PROXY MUST BE SIGNED EXACTLY
                                             AS THE NAME APPEARS HEREON. WHEN
                                             SHARES ARE HELD BY JOINT TENANTS,
                                             BOTH SHOULD SIGN. IF THE SIGNER IS
                                             A CORPORATION, PLEASE SIGN FULL
                                             CORPORATE NAME BY DULY AUTHORIZED
                                             OFFICER, GIVING FULL TITLE AS SUCH.
                                             IF A PARTNERSHIP, PLEASE SIGN IN
                                             PARTNERSHIP NAME BY AUTHORIZED
                                             PERSON.

 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED
                                   ENVELOPE.

                                   ECCS, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              OF THE COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS

         The undersigned hereby constitutes and appoints Michael E. Faherty and Gregg M. Azcuy, and each of them, his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of Common Stock of ECCS, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the offices of the Company, One Sheila Drive, Tinton Falls, New Jersey at 9:00 A.M., local time, on Thursday, August 22, 1996 and at any adjournment or adjournments thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposals 1, 2, 3 and 4.

1. ELECTION OF DIRECTORS.

         Nominees: Michael E. Faherty, Gregg M. Azcuy, Gale R. Aguilar, James K.
                   Dutton, Donald E. Fowler and Frank R. Triolo.

(Mark one only)

VOTE FOR all the nominees listed above; except vote withheld from the following nominees (if any).

- ------------------------------------------------------------------
VOTE WITHHELD from all nominees.

2. APPROVAL OF PROPOSAL TO ADOPT THE 1996 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN.

FOR                             AGAINST                       ABSTAIN

3. APPROVAL OF PROPOSAL TO ADOPT THE 1996 STOCK PLAN.

FOR                             AGAINST                       ABSTAIN

4. APPROVAL OF PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 1996.

FOR                             AGAINST                       ABSTAIN

                  (continued and to be signed on reverse side)

5. In his discretion, the proxy is authorized to vote upon other matters as may properly come before the Meeting.

Dated::__________________________                THIS PROXY MUST BE SIGNED
                                                 EXACTLY AS THE NAME APPEARS
________________________________                 HEREON.  WHEN SHARES ARE HELD
         Signature of Stockholder                BY JOINT TENANTS, BOTH SHOULD
                                                 SIGN.  IF THE SIGNER IS A
________________________________                 CORPORATION, PLEASE SIGN FULL
Signature of Stockholder if held jointly         CORPORATE NAME BY DULY
                                                 AUTHORIZED OFFICER, GIVING FULL
                                                 TITLE AS SUCH.  IF A
                                                 PARTNERSHIP, PLEASE SIGN IN
                                                 PARTNERSHIP NAME BY AUTHORIZED
I WILL            WILL NOT          attend the   PERSON.
                                    Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.